EARNINGS RELEASE FINANCIAL SUPPLEMENT

FOURTH QUARTER 2014

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Preferred Stock Dividend Allocation Reporting Change	2
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Balance Sheets	6
Condensed Average Balance Sheets and Annualized Yields	7
Core Net Interest Income	8
Reconciliation from Reported to Managed Basis	9
Segment Results - Managed Basis	10
Capital and Other Selected Balance Sheet Items	11
Earnings Per Share and Related Information	12

Business Segment Results
Consumer & Community Banking	13-14
Consumer & Business Banking	15
Mortgage Banking	16-19
Card, Merchant Services & Auto	20-21
Corporate & Investment Bank	22-24
Commercial Banking	25-26
Asset Management	27-29
Corporate/Private Equity	30-31

Credit-Related Information	32-35

Non-GAAP Financial Measures	36
Glossary of Terms (a)

(a)	Refer to the Firm’s Glossary of Terms on pages 341-345 and pages 182-187 of JPMorgan Chase’s 2013 Annual Report and its third quarter 2014 Form 10-Q, respectively.

JPMORGAN CHASE & CO.
PREFERRED STOCK DIVIDEND ALLOCATION REPORTING CHANGE

JPMorgan Chase & Co. (the “Firm”) is managed on a line of business basis. There are four major reportable business segments and a Corporate/Private Equity segment. As part of its funds transfer pricing process, the Firm allocates substantially all of the cost of its outstanding preferred stock to its reportable business segments, while retaining the balance of the cost in Corporate. Prior to the fourth quarter of 2014, this cost was allocated to the Firm’s reportable business segments as interest expense, with an offset recorded as interest income in Corporate. Effective with the fourth quarter of 2014, this cost is no longer included in interest income and expense in the business segments, but rather is now included in net income applicable to common equity to be consistent with the presentation of firmwide results. As a result of this reporting change, net interest income and net income in the reportable business segments increases; however, there was no impact to the business segments’ return on common equity (“ROE”). The Firm’s net interest income, net income, Consolidated balance sheets and consolidated results of operations were not impacted by this reporting change, as preferred stock dividends have been and continue to be distributed from retained earnings and, accordingly, were never reported as a component of the Firm’s consolidated net interest income or net income. Prior period business segment and core net interest income amounts have been revised to conform with the current period presentation.
The following chart depicts how preferred stock dividends were allocated to the business segments before and after the aforementioned methodology change.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
								4Q14 Change						2014 Change
SELECTED INCOME STATEMENT DATA	4Q14		3Q14	2Q14		1Q14	4Q13	3Q14	4Q13	2014		2013		2013
Reported Basis
Total net revenue	$22,512		$24,246	$24,454		$22,993	$23,156	(7)%	(3)%	$94,205		$96,606		(2)%
Total noninterest expense	15,409		15,798	15,431		14,636	15,552	(2)	(1)	61,274		70,467		(13)
Pre-provision profit	7,103		8,448	9,023		8,357	7,604	(16)	(7)	32,931		26,139		26
Provision for credit losses	840		757	692		850	104	11	NM	3,139		225		NM
NET INCOME	4,931		5,572	5,985		5,274	5,278	(12)	(7)	21,762		17,923		21

Managed Basis (a)
Total net revenue	23,552		25,159	25,349		23,863	24,112	(6)	(2)	97,923		99,798		(2)
Total noninterest expense	15,409		15,798	15,431		14,636	15,552	(2)	(1)	61,274		70,467		(13)
Pre-provision profit	8,143		9,361	9,918		9,227	8,560	(13)	(5)	36,649		29,331		25
Provision for credit losses	840		757	692		850	104	11	NM	3,139		225		NM
NET INCOME	4,931		5,572	5,985		5,274	5,278	(12)	(7)	21,762		17,923		21

EARNINGS PER SHARE DATA
Net income: Basic	$1.20		$1.37	$1.47		$1.29	$1.31	(12)	(8)	$5.34		$4.39		22
Diluted	1.19		1.36	1.46		1.28	1.30	(13)	(8)	5.29		4.35		22
Average shares: Basic	3,730.9		3,755.4	3,780.6		3,787.2	3,762.1	(1)	(1)	3,763.5		3,782.4		—
Diluted	3,765.2		3,788.7	3,812.5		3,823.6	3,797.1	(1)	(1)	3,797.5		3,814.9		—

MARKET AND PER COMMON SHARE DATA
Market capitalization	$232,472		$225,188	$216,725		$229,770	$219,657	3	6	$232,472		$219,657		6
Common shares at period-end	3,714.8		3,738.2	3,761.3		3,784.7	3,756.1	(1)	(1)	3,714.8		3,756.1		(1)
Closing share price (b)	$62.58		$60.24	$57.62		$60.71	$58.48	4	7	$62.58		$58.48		7
Book value per share	57.07		56.50	55.53		54.05	53.25	1	7	57.07		53.25		7
Tangible book value per share (c)	44.69		44.13	43.17		41.73	40.81	1	10	44.69		40.81		10
Cash dividends declared per share	0.40		0.40	0.40	(h)	0.38	0.38	—	5	1.58	(h)	1.44	(h)	10

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	9%		10%	11%		10%	10%			10%		9%
Return on tangible common equity (“ROTCE”) (c)	11		13	14		13	14			13		11
Return on assets	0.78		0.90	0.99		0.89	0.87			0.89		0.75

CAPITAL RATIOS (e)
Common Equity Tier 1 (“CET1”) capital ratio	10.2	(g)	10.2	9.8		10.9	10.7			10.2	(g)	10.7
Tier 1 capital ratio	11.6	(g)	11.5	11.1		12.1	11.9			11.6	(g)	11.9
Total capital ratio	13.1	(g)	12.8	12.5		14.5	14.4			13.1	(g)	14.4

95% CONFIDENCE LEVEL- TOTAL VaR (f)
Average VaR	$40		$36	$55		$42	$44	11	(9)	$43		$52		(17)

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 9.

(b)	Share price shown is from the New York Stock Exchange. The common stock is also listed and traded on the London Stock Exchange and the Tokyo Stock Exchange.

(c)
Tangible book value per share and ROTCE are non-GAAP financial measures. Tangible book value per share represents tangible common equity divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of tangible common equity. For further discussion of these measures, see page 36.

(d)	Ratios are based upon annualized amounts.

(e)
Basel III Transitional rules became effective on January 1, 2014; December 31, 2013 data is based on Basel I rules. As of December 31, 2014, September 30, 2014, and June 30, 2014, the ratios presented are calculated under the Basel III Advanced Transitional Approach. As of March 31, 2014, the ratios presented are calculated under the Basel III Standardized Transitional Approach. See footnote (a) on page 11 for additional information on Basel III. CET1 capital under Basel III replaced Tier 1 common capital under Basel I. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital under Basel I was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 36.

(f)
The increase in average VaR during the three months ended June 30, 2014 was due to a change in the MSR hedge position in Mortgage Banking in advance of an anticipated update to certain MSR model assumptions. When such updates were implemented, VaR decreased to prior levels. The MSR model and assumptions are continuously evaluated and periodically updated to reflect recent market behavior. Mortgage Banking average VaR was $3 million, $3 million, $20 million, $5 million and $6 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $7 million and $12 million for full year 2014 and 2013, respectively. For information regarding CIB VaR, see Corporate and Investment Bank on page 24.

(g)	Estimated.

(h)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,573,126	$2,527,005	$2,520,336	$2,476,986	$2,415,689	2%	7%	$2,573,126	$2,415,689	7%
Loans:
Consumer, excluding credit card loans	295,374	288,860	289,178	288,168	289,063	2	2	295,374	289,063	2
Credit card loans	131,048	126,959	126,129	121,816	127,791	3	3	131,048	127,791	3
Wholesale loans	330,914	327,438	331,676	320,987	321,564	1	3	330,914	321,564	3
Total Loans	757,336	743,257	746,983	730,971	738,418	2	3	757,336	738,418	3
Deposits	1,363,427	1,334,534	1,319,751	1,282,705	1,287,765	2	6	1,363,427	1,287,765	6
Long-term debt (a)	276,836	268,721	269,929	274,512	267,889	3	3	276,836	267,889	3
Common stockholders’ equity	212,002	211,214	208,851	204,572	200,020	—	6	212,002	200,020	6
Total stockholders’ equity	232,065	231,277	227,314	219,655	211,178	—	10	232,065	211,178	10

Loans-to-deposits ratio	56%	56%	57%	57%	57%			56%	57%

Headcount	241,359	242,388	245,192	246,994	251,196	—	(4)	241,359	251,196	(4)

LINE OF BUSINESS NET INCOME/(LOSS) (b)
Consumer & Community Banking	$2,179	$2,529	$2,496	$1,981	$2,448	(14)	(11)	$9,185	$11,061	(17)
Corporate & Investment Bank	972	1,687	2,136	2,130	941	(42)	3	6,925	8,887	(22)
Commercial Banking	693	671	677	594	711	3	(3)	2,635	2,648	—
Asset Management	540	590	569	454	581	(8)	(7)	2,153	2,083	3
Corporate/Private Equity	547	95	107	115	597	476	(8)	864	(6,756)	NM
NET INCOME/(LOSS)	$4,931	$5,572	$5,985	$5,274	$5,278	(12)	(7)	$21,762	$17,923	21

(a)
Included unsecured long-term debt of $207.5 billion, $204.7 billion, $205.6 billion, $206.1 billion and $199.4 billion for the periods ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(b)
Effective with the fourth quarter of 2014, the Firm changed the methodology it uses to allocate preferred stock dividends to the lines of business. Prior period amounts for net income/(loss) for each line of business were revised to conform with the current allocation methodology. The Firm’s Consolidated balance sheets and consolidated results of operations were not affected by this reporting change. For further discussion, see page 2.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
REVENUE	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
Investment banking fees	$1,833	$1,538	$1,751	$1,420	$1,685	19%	9%	$6,542	$6,354	3%
Principal transactions (a)	1,335	2,966	2,908	3,322	(42)	(55)	NM	10,531	10,141	4
Lending- and deposit-related fees	1,454	1,479	1,463	1,405	1,469	(2)	(1)	5,801	5,945	(2)
Asset management, administration and commissions	4,110	3,978	4,007	3,836	3,975	3	3	15,931	15,106	5
Securities gains	29	6	12	30	8	383	263	77	667	(88)
Mortgage fees and related income	855	903	1,291	514	1,089	(5)	(21)	3,563	5,205	(32)
Card income	1,526	1,537	1,549	1,408	1,582	(1)	(4)	6,020	6,022	—
Other income	308	732	675	391	2,483	(58)	(88)	2,106	3,847	(45)
Noninterest revenue	11,450	13,139	13,656	12,326	12,249	(13)	(7)	50,571	53,287	(5)
Interest income (b)	12,951	12,926	12,861	12,793	13,166	—	(2)	51,531	52,669	(2)
Interest expense (b)	1,889	1,819	2,063	2,126	2,259	4	(16)	7,897	9,350	(16)
Net interest income	11,062	11,107	10,798	10,667	10,907	—	1	43,634	43,319	1
TOTAL NET REVENUE	22,512	24,246	24,454	22,993	23,156	(7)	(3)	94,205	96,606	(2)

Provision for credit losses	840	757	692	850	104	11	NM	3,139	225	NM

NONINTEREST EXPENSE
Compensation expense	6,860	7,831	7,610	7,859	7,052	(12)	(3)	30,160	30,810	(2)
Occupancy expense	1,006	978	973	952	941	3	7	3,909	3,693	6
Technology, communications and equipment expense	1,495	1,465	1,433	1,411	1,376	2	9	5,804	5,425	7
Professional and outside services	2,080	1,907	1,932	1,786	2,109	9	(1)	7,705	7,641	1
Marketing	726	610	650	564	745	19	(3)	2,550	2,500	2
Other expense (c)	3,242	3,007	2,833	2,064	3,329	8	(3)	11,146	20,398	(45)
TOTAL NONINTEREST EXPENSE	15,409	15,798	15,431	14,636	15,552	(2)	(1)	61,274	70,467	(13)
Income before income tax expense	6,263	7,691	8,331	7,507	7,500	(19)	(16)	29,792	25,914	15
Income tax expense	1,332	2,119	2,346	2,233	2,222	(37)	(40)	8,030	7,991	—
NET INCOME	$4,931	$5,572	$5,985	$5,274	$5,278	(12)	(7)	$21,762	$17,923	21

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$1.20	$1.37	$1.47	$1.29	$1.31	(12)	(8)	$5.34	$4.39	22
Diluted earnings per share	1.19	1.36	1.46	1.28	1.30	(13)	(8)	5.29	4.35	22

FINANCIAL RATIOS
Return on common equity (d)	9%	10%	11%	10%	10%			10%	9%
Return on tangible common equity (d)(e)	11	13	14	13	14			13	11
Return on assets (d)	0.78	0.90	0.99	0.89	0.87			0.89	0.75
Effective income tax rate	21	28	28	30	30			27	31
Overhead ratio	68	65	63	64	67			65	73

(a)	Included a $(1.5) billion loss in the fourth quarter of 2013 as a result of implementing a funding valuation adjustment (“FVA”) framework for OTC derivatives and structured notes.

(b)	Effective January 1, 2014, prior period amounts were reclassified to conform with current period presentation.

(c)
Included Firmwide legal expense of $1.1 billion, $1.1 billion, $0.7 billion and $0.8 billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and December 31, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material, and $2.9 billion and $11.1 billion for the full year 2014 and 2013, respectively.

(d)	Ratios are based upon annualized amounts.

(e)	For further discussion of ROTCE see pages 3 and 36.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Dec 31, 2014
								Change
	Dec 31,	Sep 30,	Jun 30,		Mar 31,		Dec 31,	Sep 30,	Dec 31,
	2014	2014	2014		2014		2013	2014	2013
ASSETS
Cash and due from banks	$27,831	$25,372	$27,523		$26,321		$39,771	10%	(30)%
Deposits with banks	484,477	414,312	393,909		372,531		316,051	17	53
Federal funds sold and securities purchased under
resale agreements	215,803	214,336	248,149		265,168		248,116	1	(13)
Securities borrowed	110,435	118,873	113,967		122,021		111,465	(7)	(1)
Trading assets:
Debt and equity instruments	320,013	338,204	330,165		315,932		308,905	(5)	4
Derivative receivables	78,975	72,453	62,378		59,272		65,759	9	20
Securities	348,004	366,358	361,918		351,850		354,003	(5)	(2)
Loans	757,336	743,257	746,983		730,971		738,418	2	3
Less: Allowance for loan losses	14,185	14,889	15,326		15,847		16,264	(5)	(13)
Loans, net of allowance for loan losses	743,151	728,368	731,657		715,124		722,154	2	3
Accrued interest and accounts receivable	70,079	75,504	78,677	(a)	74,612	(a)	65,160	(7)	8
Premises and equipment	15,133	15,177	15,216		14,919		14,891	—	2
Goodwill	47,647	47,970	48,110		48,065		48,081	(1)	(1)
Mortgage servicing rights	7,436	8,236	8,347		8,552		9,614	(10)	(23)
Other intangible assets	1,192	1,274	1,339		1,489		1,618	(6)	(26)
Other assets	102,950	100,568	98,981	(a)	101,130	(a)	110,101	2	(6)
TOTAL ASSETS	$2,573,126	$2,527,005	$2,520,336		$2,476,986		$2,415,689	2	7

LIABILITIES
Deposits	$1,363,427	$1,334,534	$1,319,751		$1,282,705		$1,287,765	2	6
Federal funds purchased and securities loaned or sold
under repurchase agreements	192,101	198,746	216,561		217,442		181,163	(3)	6
Commercial paper	66,344	59,960	63,804		60,825		57,848	11	15
Other borrowed funds	30,222	31,892	34,713		31,951		27,994	(5)	8
Trading liabilities:
Debt and equity instruments	81,699	84,305	87,861		91,471		80,430	(3)	2
Derivative payables	71,116	58,951	50,795		49,138		57,314	21	24
Accounts payable and other liabilities	206,954	211,055	203,885		202,499		194,491	(2)	6
Beneficial interests issued by consolidated VIEs	52,362	47,564	45,723		46,788		49,617	10	6
Long-term debt	276,836	268,721	269,929		274,512		267,889	3	3
TOTAL LIABILITIES	2,341,061	2,295,728	2,293,022		2,257,331		2,204,511	2	6

STOCKHOLDERS’ EQUITY
Preferred stock	20,063	20,063	18,463		15,083		11,158	—	80
Common stock	4,105	4,105	4,105		4,105		4,105	—	—
Capital surplus	93,270	93,060	92,879		92,623		93,828	—	(1)
Retained earnings	130,315	127,234	123,497		119,318		115,756	2	13
Accumulated other comprehensive income	2,189	3,266	3,438		2,276		1,199	(33)	83
Shares held in RSU Trust, at cost	(21)	(21)	(21)		(21)		(21)	—	—
Treasury stock, at cost	(17,856)	(16,430)	(15,047)		(13,729)		(14,847)	(9)	(20)
TOTAL STOCKHOLDERS’ EQUITY	232,065	231,277	227,314		219,655		211,178	—	10
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,573,126	$2,527,005	$2,520,336		$2,476,986		$2,415,689	2	7

(a)	Prior period amounts were reclassified to conform with current period presentation due to the adoption of new accounting guidance. For further information, see footnote (a) on page 33.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
AVERAGE BALANCES	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
ASSETS
Deposits with banks	$414,672	$362,434	$334,953	$319,130	$329,322	14%	26%	$358,072	$268,968	33%
Federal funds sold and securities purchased under
resale agreements	215,439	224,088	237,440	245,389	233,149	(4)	(8)	230,489	231,567	—
Securities borrowed	115,033	118,014	114,905	118,227	117,730	(3)	(2)	116,540	118,300	(1)
Trading assets - debt instruments	222,223	213,335	204,242	202,387	208,032	4	7	210,609	227,769	(8)
Securities	350,804	360,365	353,278	348,771	348,223	(3)	1	353,329	356,843	(1)
Loans	746,735	741,831	737,613	730,312	729,621	1	2	739,175	726,450	2
Other assets (a)	38,873	41,718	41,514	41,430	39,384	(7)	(1)	40,879	40,334	1
Total interest-earning assets	2,103,779	2,061,785	2,023,945	2,005,646	2,005,461	2	5	2,049,093	1,970,231	4
Trading assets - equity instruments	114,652	118,201	121,184	112,525	111,051	(3)	3	116,650	112,680	4
Trading assets - derivative receivables	76,937	65,786	60,830	64,820	68,709	17	12	67,123	72,629	(8)
All other noninterest-earning assets	216,076	209,100	214,677	219,713	222,380	3	(3)	214,867	224,564	(4)
TOTAL ASSETS	$2,511,444	$2,454,872	$2,420,636	$2,402,704	$2,407,601	2	4	$2,447,733	$2,380,104	3
LIABILITIES
Interest-bearing deposits	$880,283	$865,041	$863,163	$866,759	$860,067	2	2	$868,838	$822,781	6
Federal funds purchased and securities loaned or
sold under repurchase agreements	206,671	213,975	212,555	200,918	207,747	(3)	(1)	208,560	238,551	(13)
Commercial paper	61,833	59,359	59,760	58,682	54,098	4	14	59,916	53,717	12
Trading liabilities - debt, short-term and other liabilities (b)	224,967	219,666	221,001	214,810	211,414	2	6	220,137	202,894	8
Beneficial interests issued by consolidated VIEs	48,281	47,336	47,407	49,058	49,866	2	(3)	48,017	54,832	(12)
Long-term debt	273,829	266,639	271,194	269,403	265,676	3	3	270,269	264,083	2
Total interest-bearing liabilities	1,695,864	1,672,016	1,675,080	1,659,630	1,648,868	1	3	1,675,737	1,636,858	2
Noninterest-bearing deposits	418,313	404,634	380,836	377,520	381,242	3	10	395,463	366,361	8
Trading liabilities - equity instruments	15,659	17,385	15,505	16,432	15,209	(10)	3	16,246	14,218	14
Trading liabilities - derivative payables	64,784	51,524	49,487	53,143	60,011	26	8	54,758	64,553	(15)
All other noninterest-bearing liabilities	84,874	81,090	77,806	80,626	94,753	5	(10)	81,111	90,745	(11)
TOTAL LIABILITIES	2,279,494	2,226,649	2,198,714	2,187,351	2,200,083	2	4	2,223,315	2,172,735	2
Preferred stock	20,063	18,602	15,763	13,556	11,158	8	80	17,018	10,960	55
Common stockholders’ equity	211,887	209,621	206,159	201,797	196,360	1	8	207,400	196,409	6
TOTAL STOCKHOLDERS’ EQUITY	231,950	228,223	221,922	215,353	207,518	2	12	224,418	207,369	8
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,511,444	$2,454,872	$2,420,636	$2,402,704	$2,407,601	2	4	$2,447,733	$2,380,104	3

AVERAGE RATES (c)
INTEREST-EARNING ASSETS
Deposits with banks	0.31%	0.33%	0.33%	0.33%	0.32%			0.32%	0.34%
Federal funds sold and securities purchased under
resale agreements	0.75	0.71	0.67	0.72	0.77			0.71	0.84
Securities borrowed (d)	(0.45)	(0.50)	(0.46)	(0.30)	(0.19)			(0.43)	(0.11)
Trading assets - debt instruments (e)	3.35	3.49	3.62	3.59	3.60			3.51	3.60
Securities	2.77	2.73	2.79	2.77	2.61			2.77	2.32
Loans	4.32	4.33	4.40	4.49	4.54			4.38	4.63
Other assets (a)	1.61	1.63	1.66	1.58	1.62			1.62	1.33
Total interest-earning assets (e)	2.49	2.54	2.60	2.63	2.64			2.56	2.71

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.18	0.18	0.19	0.20	0.22			0.19	0.25
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.28	0.25	0.30	0.33	0.28			0.29	0.24
Commercial paper	0.22	0.22	0.23	0.23	0.21			0.22	0.21
Trading liabilities - debt, short-term and other liabilities (b)(d)(e)	0.26	0.12	0.48	0.44	0.56			0.32	0.54
Beneficial interests issued by consolidated VIEs	0.80	0.82	0.89	0.87	0.84			0.84	0.87
Long-term debt	1.55	1.61	1.61	1.76	1.81			1.63	1.90
Total interest-bearing liabilities (e)	0.44	0.43	0.49	0.52	0.54			0.47	0.57

INTEREST RATE SPREAD (e)	2.05%	2.11%	2.11%	2.11%	2.10%			2.09%	2.14%
NET YIELD ON INTEREST-EARNING ASSETS	2.14%	2.19%	2.19%	2.20%	2.20%			2.18%	2.23%

(a)	Includes margin loans.

(b)	Includes brokerage customer payables.

(c)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(d)
Negative yield is the result of increased client-driven demand for certain securities combined with the impact of low interest rates; the offset of this stock borrow activity is reflected as lower net interest expense reported within trading liabilities - debt, short-term and other liabilities.

(e)	Effective January 1, 2014, prior period amounts were reclassified to conform with current period presentation.

JPMORGAN CHASE & CO.
CORE NET INTEREST INCOME
(in millions, except rates)

In addition to reviewing net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities. Core net interest income excludes the impact of Corporate & Investment Bank’s (“CIB’s”) market-based activities. Because of the exclusion of CIB’s market-based net interest income and the related assets, the core data presented below are non-GAAP financial measures. Management believes this exclusion provides investors and analysts another measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. For a further discussion of these measures, see Explanation and Reconciliation of the Firm’s Use of Non-GAAP Financial Measures on pages 82-83 of the Annual Report on Form 10-K for the year ended December 31, 2013 (the “2013 Annual Report”).

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
CORE NET INTEREST INCOME DATA (a)
Net interest income - managed basis (b)(c)	$11,324	$11,360	$11,042	$10,893	$11,096	—	2%	$44,619	$44,016	1%
Less: Market-based net interest income (d)	1,450	1,542	1,291	1,269	1,214	(6)	19	5,552	5,492	1
Core net interest income (b)(d)	$9,874	$9,818	$9,751	$9,624	$9,882	1	—	$39,067	$38,524	1

Average interest-earning assets	$2,103,779	$2,061,785	$2,023,945	$2,005,646	$2,005,461	2	5	$2,049,093	$1,970,231	4
Less: Average market-based earning assets	517,934	513,051	502,413	507,499	501,716	1	3	510,261	504,218	1
Core average interest-earning assets	$1,585,845	$1,548,734	$1,521,532	$1,498,147	$1,503,745	2	5	$1,538,832	$1,466,013	5

Net interest yield on interest-earning assets -
managed basis	2.14%	2.19%	2.19%	2.20%	2.20%			2.18%	2.23%
Net interest yield on market-based activities (d)	1.11	1.19	1.03	1.01	0.96			1.09	1.09
Core net interest yield on core average interest-earning assets (d)	2.47	2.52	2.57	2.61	2.61			2.54	2.63

(a)
Includes core lending, investing and deposit-raising activities on a managed basis across each of the business segments and Corporate/Private Equity; excludes the market-based activities within the CIB.

(b)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(c)	For a reconciliation of net interest income on a reported and managed basis, see Reconciliation from Reported to Managed Basis on page 9.

(d)
Effective with the fourth quarter of 2014, the Firm changed the methodology it uses to allocate preferred stock dividends to the lines of business. Prior period amounts were revised to conform with the current allocation methodology. The Firm’s Consolidated balance sheets and consolidated results of operations were not affected by this reporting change. For further discussion, see page 2.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)
The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 36.
The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
OTHER INCOME
Other income - reported	$308	$732	$675	$391	$2,483	(58)%	(88)%	$2,106	$3,847	(45)%
Fully taxable-equivalent adjustments (a)	778	660	651	644	767	18	1	2,733	2,495	10
Other income - managed	$1,086	$1,392	$1,326	$1,035	$3,250	(22)	(67)	$4,839	$6,342	(24)

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$11,450	$13,139	$13,656	$12,326	$12,249	(13)	(7)	$50,571	$53,287	(5)
Fully taxable-equivalent adjustments (a)	778	660	651	644	767	18	1	2,733	2,495	10
Total noninterest revenue - managed	$12,228	$13,799	$14,307	$12,970	$13,016	(11)	(6)	$53,304	$55,782	(4)

NET INTEREST INCOME
Net interest income - reported	$11,062	$11,107	$10,798	$10,667	$10,907	—	1	$43,634	$43,319	1
Fully taxable-equivalent adjustments (a)	262	253	244	226	189	4	39	985	697	41
Net interest income - managed	$11,324	$11,360	$11,042	$10,893	$11,096	—	2	$44,619	$44,016	1

TOTAL NET REVENUE
Total net revenue - reported	$22,512	$24,246	$24,454	$22,993	$23,156	(7)	(3)	$94,205	$96,606	(2)
Fully taxable-equivalent adjustments (a)	1,040	913	895	870	956	14	9	3,718	3,192	16
Total net revenue - managed	$23,552	$25,159	$25,349	$23,863	$24,112	(6)	(2)	$97,923	$99,798	(2)

PRE-PROVISION PROFIT
Pre-provision profit - reported	$7,103	$8,448	$9,023	$8,357	$7,604	(16)	(7)	$32,931	$26,139	26
Fully taxable-equivalent adjustments (a)	1,040	913	895	870	956	14	9	3,718	3,192	16
Pre-provision profit - managed	$8,143	$9,361	$9,918	$9,227	$8,560	(13)	(5)	$36,649	$29,331	25

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$6,263	$7,691	$8,331	$7,507	$7,500	(19)	(16)	$29,792	$25,914	15
Fully taxable-equivalent adjustments (a)	1,040	913	895	870	956	14	9	3,718	3,192	16
Income before income tax expense - managed	$7,303	$8,604	$9,226	$8,377	$8,456	(15)	(14)	$33,510	$29,106	15

INCOME TAX EXPENSE
Income tax expense - reported	$1,332	$2,119	$2,346	$2,233	$2,222	(37)	(40)	$8,030	$7,991	—
Fully taxable-equivalent adjustments (a)	1,040	913	895	870	956	14	9	3,718	3,192	16
Income tax expense - managed	$2,372	$3,032	$3,241	$3,103	$3,178	(22)	(25)	$11,748	$11,183	5

OVERHEAD RATIO
Overhead ratio - reported	68%	65%	63%	64%	67%			65%	73%
Overhead ratio - managed	65	63	61	61	64			63	71

(a)	Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate/Private Equity.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS (a)
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$10,949	$11,367	$11,518	$10,534	$11,439	(4)%	(4)%	$44,368	$46,537	(5)%
Corporate & Investment Bank	7,386	9,118	9,277	8,852	6,157	(19)	20	34,633	34,786	—
Commercial Banking	1,770	1,703	1,731	1,678	1,876	4	(6)	6,882	7,092	(3)
Asset Management	3,200	3,046	2,982	2,800	3,200	5	—	12,028	11,405	5
Corporate/Private Equity	247	(75)	(159)	(1)	1,440	NM	(83)	12	(22)	NM
TOTAL NET REVENUE	$23,552	$25,159	$25,349	$23,863	$24,112	(6)	(2)	$97,923	$99,798	(2)

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,411	$6,305	$6,456	$6,437	$7,321	2	(12)	$25,609	$27,842	(8)
Corporate & Investment Bank	5,576	6,035	6,058	5,604	4,892	(8)	14	23,273	21,744	7
Commercial Banking	666	668	675	686	653	—	2	2,695	2,610	3
Asset Management	2,320	2,081	2,062	2,075	2,245	11	3	8,538	8,016	7
Corporate/Private Equity	436	709	180	(166)	441	(39)	(1)	1,159	10,255	(89)
TOTAL NONINTEREST EXPENSE	$15,409	$15,798	$15,431	$14,636	$15,552	(2)	(1)	$61,274	$70,467	(13)

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$4,538	$5,062	$5,062	$4,097	$4,118	(10)	10	$18,759	$18,695	—
Corporate & Investment Bank	1,810	3,083	3,219	3,248	1,265	(41)	43	11,360	13,042	(13)
Commercial Banking	1,104	1,035	1,056	992	1,223	7	(10)	4,187	4,482	(7)
Asset Management	880	965	920	725	955	(9)	(8)	3,490	3,389	3
Corporate/Private Equity	(189)	(784)	(339)	165	999	76	NM	(1,147)	(10,277)	89
PRE-PROVISION PROFIT	$8,143	$9,361	$9,918	$9,227	$8,560	(13)	(5)	$36,649	$29,331	25

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$950	$902	$852	$816	$72	5	NM	$3,520	$335	NM
Corporate & Investment Bank	(59)	(67)	(84)	49	(19)	(12)	211	(161)	(232)	(31)
Commercial Banking	(48)	(79)	(67)	5	43	39	NM	(189)	85	NM
Asset Management	3	9	1	(9)	21	(67)	(86)	4	65	(94)
Corporate/Private Equity	(6)	(8)	(10)	(11)	(13)	25	54	(35)	(28)	(25)
PROVISION FOR CREDIT LOSSES	$840	$757	$692	$850	$104	11	NM	$3,139	$225	NM

NET INCOME/(LOSS)
Consumer & Community Banking	$2,179	$2,529	$2,496	$1,981	$2,448	(14)	(11)	$9,185	$11,061	(17)
Corporate & Investment Bank	972	1,687	2,136	2,130	941	(42)	3	6,925	8,887	(22)
Commercial Banking	693	671	677	594	711	3	(3)	2,635	2,648	—
Asset Management	540	590	569	454	581	(8)	(7)	2,153	2,083	3
Corporate/Private Equity	547	95	107	115	597	476	(8)	864	(6,756)	NM
TOTAL NET INCOME	$4,931	$5,572	$5,985	$5,274	$5,278	(12)	(7)	$21,762	$17,923	21

(a)
Effective with the fourth quarter of 2014, the Firm changed the methodology it uses to allocate preferred stock dividends to the lines of business. Prior period amounts for net revenue, pre-provision profit/(loss) and net income/(loss) for each of the business segments were revised to conform with the current allocation methodology. The Firm’s Consolidated balance sheets and consolidated results of operations were not affected by this reporting change. For further discussion, see page 2.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Dec 31, 2014
							Change		FULL YEAR
	Dec 31,		Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,				2014 Change
	2014		2014	2014	2014	2013	2014	2013	2014		2013	2013
CAPITAL (a)
Transitional Standardized Approach
CET1 capital (b)	$164,735	(f)	$162,800	$160,086	$156,874	$148,887	1%	11%	$164,735	(f)	$148,887	11%
Tier 1 capital	186,483	(f)(g)	184,115	179,884	173,431	165,663	1	13	186,483	(f)(g)	165,663	13
Total capital	221,415	(f)	218,754	213,780	208,430	199,286	1	11	221,415	(f)	199,286	11
Risk-weighted assets	1,473,371	(f)	1,462,240	1,458,620	1,438,354	1,387,863	1	6	1,473,371	(f)	1,387,863	6
Adjusted average assets (c)	2,465,414	(f)	2,408,498	2,374,025	2,355,690	2,343,713	2	5	2,465,414	(f)	2,343,713	5
CET1 capital ratio (b)	11.2	(f)%	11.1%	11.0%	10.9%	10.7%			11.2	(f)%	10.7%
Tier 1 capital ratio	12.7	(f)	12.6	12.3	12.1	11.9			12.7	(f)	11.9
Total capital ratio	15.0	(f)	15.0	14.7	14.5	14.4			15.0	(f)	14.4
Tier 1 leverage ratio	7.6	(f)	7.6	7.6	7.4	7.1			7.6	(f)	7.1

Transitional Advanced Approach
CET1 capital	$164,735	(f)	162,800	160,086			1%		$164,735	(f)
Tier 1 capital	186,483	(f)(g)	184,115	179,884			1		186,483	(f)(g)
Total capital	210,859	(f)	204,573	203,076			3		210,859	(f)
Risk-weighted assets	1,613,423	(f)	1,598,788	1,626,427			1		1,613,423	(f)
Adjusted average assets (c)	2,465,414	(f)	2,408,498	2,374,025			2		2,465,414	(f)
CET1 capital ratio	10.2	(f)%	10.2%	9.8%					10.2	(f)%
Tier 1 capital ratio	11.6	(f)	11.5	11.1					11.6	(f)
Total capital ratio	13.1	(f)	12.8	12.5					13.1	(f)
Tier 1 leverage ratio	7.6	(f)	7.6	7.6					7.6	(f)

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$212,002		$211,214	$208,851	$204,572	$200,020	—	6	$212,002		$200,020	6
Less: Goodwill	47,647		47,970	48,110	48,065	48,081	(1)	(1)	47,647		48,081	(1)
Less: Other intangible assets	1,192		1,274	1,339	1,489	1,618	(6)	(26)	1,192		1,618	(26)
Add: Deferred tax liabilities (e)	2,853		2,991	2,969	2,935	2,953	(5)	(3)	2,853		2,953	(3)
Total tangible common equity	$166,016		$164,961	$162,371	$157,953	$153,274	1	8	$166,016		$153,274	8

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$211,887		$209,621	$206,159	$201,797	$196,360	1	8	$207,400		$196,409	6
Less: Goodwill	47,900		48,081	48,084	48,054	48,088	—	—	48,029		48,102	—
Less: Other intangible assets	1,241		1,308	1,416	1,548	1,741	(5)	(29)	1,378		1,950	(29)
Add: Deferred tax liabilities (e)	2,922		2,980	2,952	2,944	2,937	(2)	(1)	2,950		2,885	2
Total tangible common equity	$165,668		$163,212	$159,611	$155,139	$149,468	2	11	$160,943		$149,242	8

INTANGIBLE ASSETS (period-end)
Goodwill	$47,647		$47,970	$48,110	$48,065	$48,081	(1)	(1)	$47,647		$48,081	(1)
Mortgage servicing rights	7,436		8,236	8,347	8,552	9,614	(10)	(23)	7,436		9,614	(23)
Other intangible assets	1,192		1,274	1,339	1,489	1,618	(6)	(26)	1,192		1,618	(26)
Total intangible assets	$56,275		$57,480	$57,796	$58,106	$59,313	(2)	(5)	$56,275		$59,313	(5)

DEPOSITS (period-end)
U.S. offices:
Noninterest-bearing	$437,558		$440,067	$417,607	$384,503	$389,863	(1)	12	$437,558		$389,863	12
Interest-bearing	643,350		619,595	623,781	625,641	626,392	4	3	643,350		626,392	3
Non-U.S. offices:
Noninterest-bearing	19,078		19,134	17,757	13,590	17,611	—	8	19,078		17,611	8
Interest-bearing	263,441		255,738	260,606	258,971	253,899	3	4	263,441		253,899	4
Total deposits	$1,363,427		$1,334,534	$1,319,751	$1,282,705	$1,287,765	2	6	$1,363,427		$1,287,765	6

(a)
Basel III Transitional rules became effective on January 1, 2014; all data prior to that date is based on Basel I rules. Basel III presents two comprehensive methodologies for calculating risk-weighted assets: a Standardized approach and an Advanced approach. On February 21, 2014, the Federal Reserve informed the Firm that it had satisfactorily completed the parallel run requirements and was approved to calculate, and publicly disclose commencing with the second quarter of 2014, capital under the transitional Advanced Approach, in addition to the transitional Standardized Approach. As required by the Collins Amendment of the Wall Street Reform and Consumer Protection Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Regulatory capital on pages 73-77 of the Firm’s third quarter 2014 Form 10-Q.

(b)
CET1 capital under Basel III replaced Tier 1 common capital under Basel I. Prior to Basel III becoming effective on January 1, 2014, Tier 1 common capital was a non-GAAP financial measure. For further discussion of Tier 1 common capital, see page 36.

(c)
Adjusted average assets, for purposes of calculating the leverage ratio, includes total quarterly average assets adjusted for unrealized gains/(losses) on securities, less deductions for disallowed goodwill and other intangible assets, investments in certain subsidiaries, and the total adjusted carrying value of nonfinancial equity investments that are subject to deductions from Tier 1 capital.

(d)	For further discussion of TCE, see page 36.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	At December 31, 2014, TruPS included in Basel III Tier 1 capital were $2.7 billion.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								FULL YEAR
							4Q14 Change						2014 Change
	4Q14	3Q14	2Q14		1Q14	4Q13	3Q14	4Q13	2014		2013		2013
EARNINGS PER SHARE
Basic earnings per share
Net income	$4,931	$5,572	$5,985		$5,274	$5,278	(12)%	(7)%	$21,762		$17,923		21%
Less: Preferred stock dividends	326	304	268		227	190	7	72	1,125		805		40
Net income applicable to common equity	4,605	5,268	5,717		5,047	5,088	(13)	(9)	20,637		17,118		21
Less: Dividends and undistributed earnings allocated to
participating securities	117	133	144		149	150	(12)	(22)	544		525		4
Net income applicable to common stockholders	$4,488	$5,135	$5,573		$4,898	$4,938	(13)	(9)	$20,093		$16,593		21

Total weighted-average basic shares outstanding	3,730.9	3,755.4	3,780.6		3,787.2	3,762.1	(1)	(1)	3,763.5		3,782.4		—
Net income per share	$1.20	$1.37	$1.47		$1.29	$1.31	(12)	(8)	$5.34		$4.39		22

Diluted earnings per share
Net income applicable to common stockholders	$4,488	$5,135	$5,573		$4,898	$4,938	(13)	(9)	$20,093		$16,593		21
Total weighted-average basic shares outstanding	3,730.9	3,755.4	3,780.6		3,787.2	3,762.1	(1)	(1)	3,763.5		3,782.4		—
Add: Employee stock options, SARs and warrants (a)	34.3	33.3	31.9		36.4	35.0	3	(2)	34.0		32.5		5
Total weighted-average diluted shares outstanding (b)	3,765.2	3,788.7	3,812.5		3,823.6	3,797.1	(1)	(1)	3,797.5		3,814.9		—
Net income per share	$1.19	$1.36	$1.46		$1.28	$1.30	(13)	(8)	$5.29		$4.35		22

COMMON DIVIDENDS
Cash dividends declared per share	$0.40	$0.40	$0.40	(f)	$0.38	$0.38	—	5	$1.58	(f)	$1.44	(f)	10
Dividend payout ratio	33%	29%	27%		29%	29%			29%		33%

COMMON EQUITY REPURCHASE PROGRAM (c)
Total shares of common stock repurchased	25.3	25.5	24.8		6.7	5.5	(1)	360	82.3		96.1		(14)
Average price paid per share of common stock	$59.80	$58.37	$55.53		$57.31	$54.27	2	10	$57.87		$49.83		16
Aggregate repurchases of common equity:
Settlement-date basis	$1,509.7	$1,488.7	$1,375.4		$385.9	$298.7	1	405	$4,759.7		$4,788.6		(1)
Trade-date basis	1,499.9	1,471.6	1,462.5		399.9	289.7	2	418	4,833.9		4,788.6		1

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans (d)	1.8	2.4	1.4		35.3	2.5	(25)	(28)	40.9		48.3		(15)
Net impact of employee issuances on stockholders’ equity (e)	$294	$288	$335		$325	$377	2	(22)	$1,242		$1,192		4

(a)
Excluded from the computation of diluted EPS (due to the antidilutive effect) were options issued under employee benefit plans. The aggregate number of shares issuable upon the exercise of such options was 1 million for each of the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, and 1 million and 6 million for full year 2014 and 2013, respectively.

(b)	Participating securities were included in the calculation of diluted EPS using the two-class method, as this computation was more dilutive than the calculation using the treasury stock method.

(c)
On March 26, 2014, the Firm announced that following the Board of Governors of the Federal Reserve System (“Federal Reserve”) release of the 2014 CCAR results, JPMorgan Chase & Co. is authorized to repurchase $6.5 billion of common equity between April 1, 2014 and March 31, 2015. Such repurchases will be done pursuant to the $15.0 billion common equity (i.e., common stock and warrants) repurchase program previously authorized by the Firm’s Board of Directors on March 13, 2012.

(d)	Shares issued from treasury stock related to employee stock-based compensation awards and employee stock purchase plans are presented on a settlement-date basis.

(e)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and stock appreciation rights (“SARs”).

(f)
On May 20, 2014, the Board of Directors increased the quarterly common stock dividend from $0.38 to $0.40 per share. On May 21, 2013, the Board increased the quarterly common stock dividend from $0.30 to $0.38 per share.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$782	$804	$750	$703	$753	(3)%	4%	$3,039	$2,983	2%
Asset management, administration and commissions	538	534	521	503	507	1	6	2,096	2,116	(1)
Mortgage fees and related income	854	902	1,290	514	1,087	(5)	(21)	3,560	5,195	(31)
Card income	1,467	1,478	1,486	1,348	1,518	(1)	(3)	5,779	5,785	—
All other income	180	496	421	366	399	(64)	(55)	1,463	1,473	(1)
Noninterest revenue	3,821	4,214	4,468	3,434	4,264	(9)	(10)	15,937	17,552	(9)
Net interest income	7,128	7,153	7,050	7,100	7,175	—	(1)	28,431	28,985	(2)
TOTAL NET REVENUE	10,949	11,367	11,518	10,534	11,439	(4)	(4)	44,368	46,537	(5)

Provision for credit losses	950	902	852	816	72	5	NM	3,520	335	NM

NONINTEREST EXPENSE
Compensation expense	2,535	2,627	2,637	2,739	2,765	(4)	(8)	10,538	11,686	(10)
Noncompensation expense	3,876	3,678	3,819	3,698	4,556	5	(15)	15,071	16,156	(7)
TOTAL NONINTEREST EXPENSE	6,411	6,305	6,456	6,437	7,321	2	(12)	25,609	27,842	(8)

Income before income tax expense	3,588	4,160	4,210	3,281	4,046	(14)	(11)	15,239	18,360	(17)
Income tax expense	1,409	1,631	1,714	1,300	1,598	(14)	(12)	6,054	7,299	(17)
NET INCOME	$2,179	$2,529	$2,496	$1,981	$2,448	(14)	(11)	$9,185	$11,061	(17)

FINANCIAL RATIOS
ROE (a)	16%	19%	19%	15%	20%			18%	23%
Overhead ratio	59	55	56	61	64			58	60

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$455,634	$448,033	$447,277	$441,502	$452,929	2	1	$455,634	$452,929	1
Trading assets - loans (b)	8,423	10,750	7,409	6,869	6,832	(22)	23	8,423	6,832	23
Loans:
Loans retained	396,288	390,709	390,211	386,314	393,351	1	1	396,288	393,351	1
Loans held-for-sale	3,416	876	1,472	542	940	290	263	3,416	940	263
Total loans	399,704	391,585	391,683	386,856	394,291	2	1	399,704	394,291	1
Deposits	502,520	493,249	488,681	487,674	464,412	2	8	502,520	464,412	8
Equity (c)	51,000	51,000	51,000	51,000	46,000	—	11	51,000	46,000	11

SELECTED BALANCE SHEET DATA (average)
Total assets	$450,260	$447,121	$443,204	$450,424	$450,987	1	—	$447,750	$456,468	(2)
Trading assets - loans (b)	8,746	9,346	6,593	7,446	9,297	(6)	(6)	8,040	15,603	(48)
Loans:
Loans retained	392,764	390,129	388,252	388,678	390,368	1	1	389,967	392,797	(1)
Loans held-for-sale	1,417	876	710	656	585	62	142	917	209	339
Total loans	394,181	391,005	388,962	389,334	390,953	1	1	390,884	393,006	(1)
Deposits	497,667	492,022	486,064	471,581	461,097	1	8	486,919	453,304	7
Equity (c)	51,000	51,000	51,000	51,000	46,000	—	11	51,000	46,000	11

Headcount	137,186	138,686	141,688	145,651	151,333	(1)	(9)	137,186	151,333	(9)

(a)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

(b)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(c)	2014 includes $3.0 billion of capital held at the CCB level related to legacy mortgage servicing matters.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs (a)	$1,197	$1,102	$1,208	$1,266	$1,316	9%	(9)%	$4,773	$5,826	(18)%
Nonaccrual loans(b)(c)	6,401	6,639	7,003	7,301	7,455	(4)	(14)	6,401	7,455	(14)
Nonperforming assets (b)(c)(d)	6,872	7,138	7,555	7,932	8,109	(4)	(15)	6,872	8,109	(15)
Allowance for loan losses (a)	10,404	10,993	11,284	11,686	12,201	(5)	(15)	10,404	12,201	(15)

Net charge-off rate (a)	1.21%	1.12%	1.25%	1.32%	1.34%			1.22%	1.48%
Net charge-off rate, excluding purchased credit-impaired
(“PCI”) loans	1.38	1.28	1.44	1.53	1.55			1.40	1.73
Allowance for loan losses to period-end loans retained	2.63	2.81	2.89	3.03	3.10			2.63	3.10
Allowance for loan losses to period-end loans retained,
excluding PCI loans (e)	2.02	2.14	2.22	2.27	2.36			2.02	2.36
Allowance for loan losses to nonaccrual loans
retained, excluding credit card (b)(e)	58	57	58	55	57			58	57
Nonaccrual loans to total period-end loans, excluding
credit card (d)	2.38	2.51	2.64	2.75	2.80			2.38	2.80
Nonaccrual loans to total period-end loans, excluding
credit card and PCI loans (b)(d)	2.88	3.07	3.25	3.42	3.49			2.88	3.49

BUSINESS METRICS
Number of:
Branches	5,602	5,613	5,636	5,632	5,630	—	—	5,602	5,630	—
ATMs (f)	18,056	20,513	20,394	20,370	20,290	(12)	(11)	18,056	20,290	(11)
Active online customers (in thousands)	36,396	35,957	35,105	35,038	33,742	1	8	36,396	33,742	8
Active mobile customers (in thousands)	19,084	18,351	17,201	16,405	15,629	4	22	19,084	15,629	22

Note: CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 36.

(a)
Net charge-offs and the net charge-off rates for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 excluded $46 million, $87 million, $48 million, $61 million and $53 million, respectively, and $242 million and $53 million for full year 2014 and 2013, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the allowances on page 34.

(b)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(c)
At December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $7.8 billion, $8.1 billion, $7.7 billion and $8.4 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) of $367 million, $354 million, $316 million, $387 million and $428 million, respectively, that are 90 or more days past due; (3) real estate owned (“REO”) insured by U.S. government agencies of $462 million, $464 million, $528 million, $618 million and $2.0 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies are now being reported in accrued interest and accounts receivable. Adoption of this guidance resulted in the reclassification of $1.6 billion and $1.5 billion of government insured REO from other assets to accrued interest and accounts receivable at June 30, 2014 and March 31, 2014, respectively.

(d)	Prior periods were revised to conform with the current presentation.

(e)
The allowance for loan losses for PCI loans was $3.3 billion at December 31, 2014, $3.7 billion at both September 30, 2014 and June 30, 2014, $4.1 billion at March 31, 2014 and $4.2 billion at December 31, 2013; these amounts were also excluded from the applicable ratios.

(f)	Includes eATMs, formerly Express Banking Kiosks (“EBK”). Effective January 1, 2014, prior periods were revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
CONSUMER & BUSINESS BANKING

INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$776	$796	$747	$691	$744	(3)%	4%	$3,010	$2,942	2%
Asset management, administration and commissions	513	522	507	483	470	(2)	9	2,025	1,815	12
Card income	414	409	406	376	384	1	8	1,605	1,495	7
All other income	123	127	162	122	122	(3)	1	534	492	9
Noninterest revenue	1,826	1,854	1,822	1,672	1,720	(2)	6	7,174	6,744	6
Net interest income	2,733	2,807	2,786	2,726	2,723	(3)	—	11,052	10,668	4
Total net revenue	4,559	4,661	4,608	4,398	4,443	(2)	3	18,226	17,412	5
Provision for credit losses	88	75	66	76	108	17	(19)	305	347	(12)
Noninterest expense	3,026	3,032	3,026	3,065	3,029	—	—	12,149	12,162	—
Income before income tax expense	1,445	1,554	1,516	1,257	1,306	(7)	11	5,772	4,903	18
Net income	$861	$927	$904	$751	$796	(7)	8	$3,443	$2,943	17

ROE (a)	31%	33%	33%	27%	28%			31%	26%
Overhead ratio	66	65	66	70	68			67	70
Equity (period-end and average)	$11,000	$11,000	$11,000	$11,000	$11,000	—	—	$11,000	$11,000	—

BUSINESS METRICS
Business banking origination volume	$1,529	$1,649	$1,917	$1,504	$1,298	(7)	18	$6,599	$5,148	28
Period-end loans	21,200	20,644	20,276	19,589	19,416	3	9	21,200	19,416	9
Period-end deposits:
Checking	213,049	203,839	200,560	199,717	187,182	5	14	213,049	187,182	14
Savings	255,148	251,661	249,175	250,292	238,223	1	7	255,148	238,223	7
Time and other	21,349	23,304	24,421	25,092	26,022	(8)	(18)	21,349	26,022	(18)
Total period-end deposits	489,546	478,804	474,156	475,101	451,427	2	8	489,546	451,427	8
Average loans	20,830	20,382	19,928	19,450	19,021	2	10	20,152	18,844	7
Average deposits:
Checking	207,312	201,473	197,490	189,487	182,272	3	14	198,996	176,005	13
Savings	253,412	250,845	249,240	243,500	236,343	1	7	249,281	229,341	9
Time and other	22,113	23,845	24,832	25,478	27,354	(7)	(19)	24,057	29,227	(18)
Total average deposits	482,837	476,163	471,562	458,465	445,969	1	8	472,334	434,573	9
Deposit margin	2.11%	2.20%	2.23%	2.27%	2.29%			2.21%	2.32%
Average assets	$39,163	$38,089	$37,810	$38,121	$37,818	3	4	$38,298	$37,174	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$85	$75	$69	$76	$102	13	(17)	$305	$337	(9)
Net charge-off rate	1.62%	1.46%	1.39%	1.58%	2.13%			1.51%	1.79%
Allowance for loan losses	$703	$703	$703	$707	$707	—	(1)	$703	$707	(1)
Nonperforming assets	286	304	335	365	391	(6)	(27)	286	391	(27)

RETAIL BRANCH BUSINESS METRICS
Net new investment assets	$3,254	$4,269	$4,324	$4,241	$3,606	(24)	(10)	$16,088	$16,006	1
Client investment assets	213,459	207,790	205,206	195,706	188,840	3	13	213,459	188,840	13
% managed accounts	39%	39%	38%	37%	36%			39%	36%
Number of:
Chase Private Client locations	2,514	2,461	2,408	2,244	2,149	2	17	2,514	2,149	17
Personal bankers	21,039	20,965	21,728	22,654	23,588	—	(11)	21,039	23,588	(11)
Sales specialists	3,994	4,155	4,405	4,817	5,740	(4)	(30)	3,994	5,740	(30)
Client advisors	3,090	3,099	3,075	3,062	3,044	—	2	3,090	3,044	2
Chase Private Clients	325,653	290,662	262,965	239,665	215,888	12	51	325,653	215,888	51
Accounts (in thousands) (b)	30,481	30,424	30,144	29,819	29,437	—	4	30,481	29,437	4

(a)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

(b)	Includes checking accounts and Chase Liquid® cards.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
MORTGAGE BANKING

INCOME STATEMENT
REVENUE
Mortgage fees and related income	$854	$902	$1,290	$514	$1,087	(5)%	(21)%	$3,560	$5,195	(31)%
All other income	(9)	66	(17)	(3)	51	NM	NM	37	283	(87)
Noninterest revenue	845	968	1,273	511	1,138	(13)	(26)	3,597	5,478	(34)
Net interest income	1,030	1,059	1,053	1,087	1,142	(3)	(10)	4,229	4,758	(11)
Total net revenue	1,875	2,027	2,326	1,598	2,280	(7)	(18)	7,826	10,236	(24)
Provision for credit losses	13	(19)	(188)	(23)	(782)	NM	NM	(217)	(2,681)	92
Noninterest expense	1,296	1,279	1,306	1,403	2,062	1	(37)	5,284	7,602	(30)
Income before income tax expense	566	767	1,208	218	1,000	(26)	(43)	2,759	5,315	(48)
Net income	$338	$465	$733	$132	$593	(27)	(43)	$1,668	$3,211	(48)

ROE (a)	7%	10%	16%	3%	11%			9%	16%
Overhead ratio	69	63	56	88	90			68	74
Equity (period-end and average)	$18,000	$18,000	$18,000	$18,000	$19,500	—	(8)	$18,000	$19,500	(8)

FUNCTIONAL RESULTS
Mortgage Production
Production revenue & other income (b)	$332	$275	$251	$202	$383	21	(13)	$1,060	$2,973	(64)
Production-related net interest income (b)	115	123	91	93	117	(7)	(2)	422	635	(34)
Production-related revenue, excluding repurchase
(losses)/benefits	447	398	342	295	500	12	(11)	1,482	3,608	(59)
Production expense (c)	374	381	413	478	989	(2)	(62)	1,646	3,088	(47)
Income, excluding repurchase (losses)/benefits	73	17	(71)	(183)	(489)	329	NM	(164)	520	NM
Repurchase (losses)/benefits	131	62	137	128	221	111	(41)	458	331	38
Income/(loss) before income tax expense/(benefit)	204	79	66	(55)	(268)	158	NM	294	851	(65)

Mortgage Servicing
Loan servicing revenue & other income (b)	$776	$783	$864	$871	$870	(1)	(11)	$3,294	$3,744	(12)
Servicing-related net interest income (b)	57	81	79	97	95	(30)	(40)	314	253	24
Servicing-related revenue	833	864	943	968	965	(4)	(14)	3,608	3,997	(10)
Changes in MSR asset fair value due to collection/realization
of expected cash flows	(209)	(214)	(237)	(245)	(267)	2	22	(905)	(1,094)	17
Net servicing-related revenue	624	650	706	723	698	(4)	(11)	2,703	2,903	(7)
Default servicing expense	353	349	340	364	474	1	(26)	1,406	2,069	(32)
Core servicing expense (c)	207	228	212	218	189	(9)	10	865	904	(4)
Servicing expense	560	577	552	582	663	(3)	(16)	2,271	2,973	(24)
Income/(loss), excluding MSR risk management	64	73	154	141	35	(12)	83	432	(70)	NM
MSR risk management, including related net interest
income/(expense)	(41)	76	338	(401)	(24)	NM	(71)	(28)	(268)	90
Income/(loss) before income tax expense/(benefit)	23	149	492	(260)	11	(85)	109	404	(338)	NM

Real Estate Portfolios
Noninterest revenue	$(144)	$(14)	$(79)	$(45)	$(45)	NM	(220)	$(282)	$(209)	(35)
Net interest income	858	855	882	898	930	-	(8)	3,493	3,871	(10)
Total net revenue	714	841	803	853	885	(15)	(19)	3,211	3,662	(12)
Provision for credit losses	11	(19)	(189)	(26)	(783)	NM	NM	(223)	(2,693)	92
Noninterest expense	364	321	342	346	411	13	(11)	1,373	1,553	(12)
Income before income tax expense	339	539	650	533	1,257	(37)	(73)	2,061	4,802	(57)
Mortgage Banking income before income tax
expense	$566	$767	$1,208	$218	$1,000	(26)	(43)	$2,759	$5,315	(48)
Mortgage Banking net income	$338	$465	$733	$132	$593	(27)	(43)	$1,668	$3,211	(48)

Overhead ratios
Mortgage Production	65%	83%	86%	113%	137%			85%	78%
Mortgage Servicing	96	79	53	180	98			85	113
Real Estate Portfolios	51	38	43	41	46			43	42

(a)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

(b)	Effective April 1, 2014, prior period amounts were revised to conform with the current presentation.

(c)	Includes provision for credit losses.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
MORTGAGE BANKING (continued)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SUPPLEMENTAL MORTGAGE FEES AND RELATED INCOME DETAILS
Net production revenue:
Production revenue	$194	$191	$186	$161	$303	2%	(36)%	$732	$2,673	(73)%
Repurchase (losses)/benefits	131	62	137	128	221	111	(41)	458	331	38
Net production revenue	325	253	323	289	524	28	(38)	1,190	3,004	(60)
Net mortgage servicing revenue:
Operating revenue:
Loan servicing revenue	779	787	867	870	854	(1)	(9)	3,303	3,552	(7)
Changes in MSR asset fair value due to collection/
realization of expected cash flows	(209)	(214)	(237)	(245)	(267)	2	22	(905)	(1,094)	17
Total operating revenue	570	573	630	625	587	(1)	(3)	2,398	2,458	(2)
Risk management:
Changes in MSR asset fair value due to market interest
rates and other (a)	(775)	(101)	(368)	(362)	421	NM	NM	(1,606)	2,119	NM
Other changes in MSR asset fair value due to other inputs
and assumptions in model (b)	(22)	44	220	(460)	(65)	NM	66	(218)	(511)	57
Changes in derivative fair value and other	756	133	485	422	(380)	468	NM	1,796	(1,875)	NM
Total risk management	(41)	76	337	(400)	(24)	NM	(71)	(28)	(267)	90
Total net mortgage servicing revenue	529	649	967	225	563	(18)	(6)	2,370	2,191	8
Mortgage fees and related income	$854	$902	$1,290	$514	$1,087	(5)	(21)	$3,560	$5,195	(31)

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
SELECTED BALANCE SHEET DATA (period-end)
Trading assets - loans (c)	$8,423	$10,750	$7,409	$6,869	$6,832	(22)	23	$8,423	$6,832	23
Loans:
Prime mortgage, including option ARMs (d)	13,557	14,625	14,964	15,290	15,136	(7)	(10)	13,557	15,136	(10)
Loans held-for-sale	314	370	822	238	614	(15)	(49)	314	614	(49)
SELECTED BALANCE SHEET DATA (average)
Trading assets - loans (c)	8,746	9,346	6,593	7,446	9,297	(6)	(6)	8,040	15,603	(48)
Loans:
Prime mortgage, including option ARMs (d)	13,939	15,166	15,489	15,391	15,641	(8)	(11)	14,993	16,495	(9)
Loans held-for-sale	407	525	301	341	274	(22)	49	394	114	246
Average assets	40,145	42,750	41,101	45,890	49,742	(6)	(19)	42,456	57,131	(26)
Repurchase liability (period-end)	249	362	406	534	651	(31)	(62)	249	651	(62)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Prime mortgage, including option ARMs	$2	$—	$1	$3	$1	NM	100	$6	$12	(50)
Net charge-off rate:
Prime mortgage, including option ARMs	0.06%	—%	0.03%	0.08%	0.03%			0.04%	0.07%
30+ day delinquency rate (e)	2.06	2.06	2.16	2.34	2.75			2.06	2.75
Nonperforming assets (f)(g)	$389	$424	$474	$500	$519	(8)	(25)	$389	$519	(25)
BUSINESS METRICS (in billions)
Mortgage origination volume by channel
Retail	$7.7	$7.9	$7.2	$6.7	$9.8	(3)	(21)	$29.5	$77.0	(62)
Correspondent (h)	15.3	13.3	9.6	10.3	13.5	15	13	48.5	88.5	(45)
Total mortgage origination volume (i)	$23.0	$21.2	$16.8	$17.0	$23.3	8	(1)	$78.0	$165.5	(53)
Mortgage application volume by channel
Retail	$12.5	$12.8	$15.7	$14.6	$15.8	(2)	(21)	$55.6	$108.0	(49)
Correspondent (h)	20.2	17.1	14.4	11.5	15.5	18	30	63.2	89.2	(29)
Total mortgage application volume	$32.7	$29.9	$30.1	$26.1	$31.3	9	4	$118.8	$197.2	(40)

(a)	Represents both the impact of changes in estimated future prepayments due to changes in market interest rates, and the difference between actual and expected prepayments.

(b)
Represents the aggregate impact of changes in model inputs and assumptions such as projected cash flows (e.g., cost to service), discount rates and changes in prepayments other than those attributable to changes in market interest rates (e.g., changes in prepayments due to changes in home prices).

(c)	Predominantly consists of prime mortgages originated with the intent to sell that are accounted for at fair value.

(d)	Predominantly represents prime mortgage loans repurchased from Government National Mortgage Association (“Ginnie Mae”) pools, which are insured by U.S. government agencies.

(e)
At December 31, 2014, September 30, 2014, June 30, 2014, and December 31, 2013, excluded mortgage loans insured by U.S. government agencies of $9.7 billion, $9.6 billion, $9.6 billion, $8.8 billion and $9.6 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
At December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $7.8 billion, $8.1 billion, $7.7 billion and $8.4 billion, respectively, that are 90 or more days past due and (2) real estate owned (“REO”) insured by U.S. government agencies of $462 million, $464 million, $528 million, $618 million and $2.0 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies are now being reported in accrued interest and accounts receivable. Adoption of this guidance resulted in the reclassification of $1.6 billion and $1.5 billion of government insured REO from other assets to accrued interest and accounts receivable at June 30, 2014 and March 31, 2014, respectively.

(g)	Prior periods were revised to conform with the current presentation.

(h)
Includes rural housing loans sourced through correspondents, and prior to November 2013, through both brokers and correspondents, which are underwritten and closed with pre-funding loan approval from the U.S. Department of Agriculture Rural Development, which acts as the guarantor in the transaction.

(i)
Firmwide mortgage origination volume was $24.4 billion, $22.7 billion, $18.0 billion, $18.2 billion and $25.1 billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively and $83.3 billion and $176.4 billion for the full year 2014 and 2013, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS												FULL YEAR
											4Q14 Change						2014 Change
MORTGAGE BANKING (continued)	4Q14		3Q14		2Q14		1Q14		4Q13		3Q14	4Q13	2014		2013		2013

MORTGAGE PRODUCTION AND MORTGAGE SERVICING
(continued)
BUSINESS METRICS (in billions)(continued)
Third-party mortgage loans serviced (period-end)	$751.5		$766.3		$786.2		$803.1		$815.5		(2)%	(8)%	$751.5		$815.5		(8)%
Third-party mortgage loans serviced (average)	758.9		776.3		794.7		809.3		823.3		(2)	(8)	784.6		837.3		(6)
MSR carrying value (period-end)	7.4		8.2		8.3		8.5		9.6		(10)	(23)	7.4		9.6		(23)
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	0.98%		1.07%		1.06%		1.06%		1.18%				0.98%		1.18%
Ratio of annualized loan servicing-related revenue to third-party
mortgage loans serviced (average)	0.35		0.35		0.36		0.37		0.38				0.36		0.40
MSR revenue multiple (a)	2.80	x	3.06	x	2.94	x	2.86	x	3.11	x			2.72	x	2.95	x

REAL ESTATE PORTFOLIOS
BUSINESS METRICS
Loans, excluding PCI loans
Period-end loans owned:
Home equity	$50,899		$52,679		$54,485		$56,131		$57,863		(3)	(12)	$50,899		$57,863		(12)
Prime mortgage, including option ARMs	66,543		59,343		54,709		51,520		49,463		12	35	66,543		49,463		35
Subprime mortgage	5,083		5,547		6,636		6,869		7,104		(8)	(28)	5,083		7,104		(28)
Other	477		492		510		529		551		(3)	(13)	477		551		(13)
Total period-end loans owned	$123,002		$118,061		$116,340		$115,049		$114,981		4	7	$123,002		$114,981		7
Average loans owned:
Home equity	$51,803		$53,560		$55,329		$57,015		$58,838		(3)	(12)	$54,410		$62,369		(13)
Prime mortgage, including option ARMs	63,317		57,083		53,132		50,735		48,875		11	30	56,104		44,988		25
Subprime mortgage	5,365		5,922		6,754		7,007		7,248		(9)	(26)	6,257		7,687		(19)
Other	484		502		520		540		560		(4)	(14)	511		588		(13)
Total average loans owned	$120,969		$117,067		$115,735		$115,297		$115,521		3	5	$117,282		$115,632		1

PCI loans
Period-end loans owned:
Home equity	$17,095		$17,572		$18,070		$18,525		$18,927		(3)	(10)	$17,095		$18,927		(10)
Prime mortgage	10,220		10,887		11,302		11,658		12,038		(6)	(15)	10,220		12,038		(15)
Subprime mortgage	3,673		3,790		3,947		4,062		4,175		(3)	(12)	3,673		4,175		(12)
Option ARMs	15,708		16,238		16,799		17,361		17,915		(3)	(12)	15,708		17,915		(12)
Total period-end loans owned	$46,696		$48,487		$50,118		$51,606		$53,055		(4)	(12)	$46,696		$53,055		(12)
Average loans owned:
Home equity	$17,319		$17,806		$18,295		$18,719		$19,152		(3)	(10)	$18,030		$19,950		(10)
Prime mortgage	10,584		11,103		11,487		11,870		12,273		(5)	(14)	11,257		12,909		(13)
Subprime mortgage	3,717		3,843		4,001		4,128		4,234		(3)	(12)	3,921		4,416		(11)
Option ARMs	15,934		16,503		17,074		17,687		18,234		(3)	(13)	16,794		19,236		(13)
Total average loans owned	$47,554		$49,255		$50,857		$52,404		$53,893		(3)	(12)	$50,002		$56,511		(12)

Total Real Estate Portfolios
Period-end loans owned:
Home equity	$67,994		$70,251		$72,555		$74,656		$76,790		(3)	(11)	$67,994		$76,790		(11)
Prime mortgage, including option ARMs	92,471		86,468		82,810		80,539		79,416		7	16	92,471		79,416		16
Subprime mortgage	8,756		9,337		10,583		10,931		11,279		(6)	(22)	8,756		11,279		(22)
Other	477		492		510		529		551		(3)	(13)	477		551		(13)
Total period-end loans owned	$169,698		$166,548		$166,458		$166,655		$168,036		2	1	$169,698		$168,036		1
Average loans owned:
Home equity	$69,122		$71,366		$73,624		$75,734		$77,990		(3)	(11)	$72,440		$82,319		(12)
Prime mortgage, including option ARMs	89,835		84,689		81,693		80,292		79,382		6	13	84,155		77,133		9
Subprime mortgage	9,082		9,765		10,755		11,135		11,482		(7)	(21)	10,178		12,103		(16)
Other	484		502		520		540		560		(4)	(14)	511		588		(13)
Total average loans owned	$168,523		$166,322		$166,592		$167,701		$169,414		1	(1)	$167,284		$172,143		(3)
Average assets	165,871		163,449		163,583		164,642		162,674		1	2	164,387		163,898		—
Home equity origination volume	856		789		802		655		643		8	33	3,102		2,124		46

(a)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
MORTGAGE BANKING (continued)	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013

REAL ESTATE PORTFOLIOS (continued)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries), excluding PCI loans (a)
Home equity	$87	$95	$125	$166	$179	(8)%	(51)%	$473	$966	(51)%
Prime mortgage, including option ARMs	32	9	(12)	(7)	(8)	256	NM	22	41	(46)
Subprime mortgage	(10)	(25)	(5)	13	(6)	60	(67)	(27)	90	NM
Other	2	2	3	2	2	—	—	9	10	(10)
Total net charge-offs/(recoveries), excluding PCI loans	$111	$81	$111	$174	$167	37	(34)	$477	$1,107	(57)
Net charge-off/(recovery) rate, excluding PCI loans
Home equity	0.67%	0.70%	0.91%	1.18%	1.21%			0.87%	1.55%
Prime mortgage, including option ARMs	0.20	0.06	(0.09)	(0.06)	(0.06)			0.04	0.09
Subprime mortgage	(0.74)	(1.68)	(0.30)	0.75	(0.33)			(0.43)	1.17
Other	1.64	1.58	2.31	1.50	1.42			1.76	1.70
Total net charge-off/(recovery) rate, excluding PCI loans	0.36	0.27	0.38	0.61	0.57			0.41	0.96
Net charge-off/(recovery) rate - reported (a)
Home equity	0.50%	0.53%	0.68%	0.89%	0.91%			0.65%	1.17%
Prime mortgage, including option ARMs	0.14	0.04	(0.06)	(0.04)	(0.04)			0.03	0.05
Subprime mortgage	(0.44)	(1.02)	(0.19)	0.47	(0.21)			(0.27)	0.74
Other	1.64	1.58	2.31	1.50	1.42			1.76	1.70
Total net charge-off/(recovery) rate - reported	0.26	0.19	0.27	0.42	0.39			0.29	0.64

30+ day delinquency rate, excluding PCI loans (b)	2.67%	2.85%	3.04%	3.33%	3.66%			2.67%	3.66%
Allowance for loan losses, excluding PCI loans	$2,168	$2,268	$2,368	$2,368	$2,568	(4)	(16)	$2,168	$2,568	(16)
Allowance for PCI loans (a)	3,325	3,662	3,749	4,097	4,158	(9)	(20)	3,325	4,158	(20)
Allowance for loan losses	$5,493	$5,930	$6,117	$6,465	$6,726	(7)	(18)	$5,493	$6,726	(18)
Nonperforming assets (c)	5,786	6,031	6,445	6,796	6,919	(4)	(16)	5,786	6,919	(16)
Allowance for loan losses to period-end loans retained	3.24%	3.56%	3.68%	3.88%	4.00%			3.24%	4.00%
Allowance for loan losses to period-end loans retained,
excluding PCI loans	1.76	1.92	2.04	2.06	2.23			1.76	2.23

(a)
Net charge-offs and the net charge-off rates for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013 excluded $46 million, $87 million, $48 million, $61 million and $53 million, respectively, and $242 million and $53 million for full year 2014 and 2013, respectively, of write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans. During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the allowances on page 34.

(b)	The 30+ day delinquency rate for PCI loans was 13.33%, 13.69%, 14.08%, 14.34% and 15.31%, at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO

INCOME STATEMENT
REVENUE
Card income	$1,053	$1,068	$1,080	$972	$1,134	(1)%	(7)%	$4,173	$4,289	(3)%
All other income	97	324	293	279	272	(70)	(64)	993	1,041	(5)
Noninterest revenue	1,150	1,392	1,373	1,251	1,406	(17)	(18)	5,166	5,330	(3)
Net interest income	3,365	3,287	3,211	3,287	3,310	2	2	13,150	13,559	(3)
Total net revenue	4,515	4,679	4,584	4,538	4,716	(4)	(4)	18,316	18,889	(3)
Provision for credit losses	849	846	974	763	746	—	14	3,432	2,669	29
Noninterest expense(a)	2,089	1,994	2,124	1,969	2,230	5	(6)	8,176	8,078	1
Income before income tax expense	1,577	1,839	1,486	1,806	1,740	(14)	(9)	6,708	8,142	(18)
Net income	$980	$1,137	$859	$1,098	$1,059	(14)	(7)	$4,074	$4,907	(17)

ROE (b)	20%	23%	18%	23%	26%			21%	31%
Overhead ratio	46	43	46	43	47			45	43
Equity (period-end and average)	$19,000	$19,000	$19,000	$19,000	$15,500	—	23	$19,000	$15,500	23

SELECTED BALANCE SHEET DATA (period-end)
Loans:
Credit Card	$131,048	$126,959	$126,129	$121,816	$127,791	3	3	$131,048	$127,791	3
Auto	54,536	52,778	53,042	52,952	52,757	3	3	54,536	52,757	3
Student	9,351	9,661	9,992	10,316	10,541	(3)	(11)	9,351	10,541	(11)
Total loans	$194,935	$189,398	$189,163	$185,084	$191,089	3	2	$194,935	$191,089	2

SELECTED BALANCE SHEET DATA (average)
Total assets	$205,081	$202,833	$200,710	$201,771	$200,753	1	2	$202,609	$198,265	2
Loans:
Credit Card	127,351	126,107	123,679	123,261	124,111	1	3	125,113	123,613	1
Auto	53,612	52,666	52,818	52,741	51,824	2	3	52,961	50,748	4
Student	9,519	9,837	10,155	10,449	10,668	(3)	(11)	9,987	11,049	(10)
Total loans	$190,482	$188,610	$186,652	$186,451	$186,603	1	2	$188,061	$185,410	1

BUSINESS METRICS
Credit Card, excluding Commercial Card
Sales volume (in billions)	$123.6	$119.5	$118.0	$104.5	$112.6	3	10	$465.6	$419.5	11
New accounts opened	2.4	2.2	2.1	2.1	2.4	9	—	8.8	7.3	21
Open accounts	64.6	65.5	65.8	65.5	65.3	(1)	(1)	64.6	65.3	(1)
Accounts with sales activity	34.0	32.1	31.8	31.0	32.3	6	5	34.0	32.3	5
% of accounts acquired online	62%	56%	54%	51%	59%			56%	55%

Merchant Services (Chase Paymentech Solutions)
Merchant processing volume (in billions)	$230.2	$213.3	$209.0	$195.4	$203.4	8	13	$847.9	$750.1	13
Total transactions (in billions)	10.3	9.4	9.3	9.1	9.6	10	7	38.1	35.6	7

Auto
Origination volume (in billions)	$6.9	$6.8	$7.1	$6.7	$6.4	1	8	$27.5	$26.1	5

(a)
Included operating lease depreciation expense of $303 million, $293 million, $284 million, $274 million and $257 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, and $1.2 billion and $972 million for full year 2014 and 2013, respectively.

(b)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
CARD, MERCHANT SERVICES & AUTO (continued)
CREDIT DATA AND QUALITY STATISTICS
Net charge-offs:
Credit Card	$858	$798	$885	$888	$891	8%	(4)%	$3,429	$3,879	(12)%
Auto	61	50	29	41	51	22	20	181	158	15
Student	80	98	113	84	104	(18)	(23)	375	333	13
Total net charge-offs	999	946	1,027	1,013	1,046	6	(4)	3,985	4,370	(9)
Net charge-off rate:
Credit Card (a)	2.69%	2.52%	2.88%	2.93%	2.86%			2.75%	3.14%
Auto	0.45	0.38	0.22	0.32	0.39			0.34	0.31
Student	3.33	3.95	4.46	3.26	3.87			3.75	3.01
Total net charge-off rate	2.09	1.99	2.21	2.21	2.23			2.12	2.36

Delinquency rates
30+ day delinquency rate:
Credit Card (b)	1.44	1.43	1.41	1.61	1.67			1.44	1.67
Auto	1.23	0.97	0.93	0.92	1.15			1.23	1.15
Student (c)	2.35	2.43	2.67	2.75	2.56			2.35	2.56
Total 30+ day delinquency rate	1.42	1.35	1.34	1.47	1.58			1.42	1.58
90+ day delinquency rate - Credit Card (b)	0.70	0.67	0.69	0.80	0.80			0.70	0.80

Nonperforming assets (d)	$411	$379	$301	$271	$280	8	47	$411	$280	47
Allowance for loan losses:
Credit Card	3,439	3,590	3,594	3,591	3,795	(4)	(9)	3,439	3,795	(9)
Auto & Student	749	750	850	903	953	—	(21)	749	953	(21)
Total allowance for loan losses	4,188	4,340	4,444	4,494	4,748	(4)	(12)	4,188	4,748	(12)
Allowance for loan losses to period-end loans:
Credit Card (b)	2.69%	2.84%	2.86%	2.96%	2.98%			2.69%	2.98%
Auto & Student	1.17	1.20	1.35	1.43	1.51			1.17	1.51
Total allowance for loan losses to period-end loans	2.18	2.30	2.36	2.43	2.49			2.18	2.49

CARD SERVICES SUPPLEMENTAL INFORMATION
Noninterest revenue	$736	$991	$982	$884	$1,051	(26)	(30)	$3,593	$3,977	(10)
Net interest income	2,947	2,876	2,789	2,850	2,851	2	3	11,462	11,638	(2)
Total net revenue	3,683	3,867	3,771	3,734	3,902	(5)	(6)	15,055	15,615	(4)
Provision for credit losses	708	798	885	688	591	(11)	20	3,079	2,179	41
Noninterest expense	1,568	1,494	1,625	1,465	1,749	5	(10)	6,152	6,245	(1)
Income before income tax expense	1,407	1,575	1,261	1,581	1,562	(11)	(10)	5,824	7,191	(19)
Net income	$879	$979	$724	$965	$953	(10)	(8)	$3,547	$4,340	(18)

Percentage of average loans:
Noninterest revenue	2.29%	3.12%	3.18%	2.91%	3.36%			2.87%	3.22%
Net interest income	9.18	9.05	9.04	9.38	9.11			9.16	9.41
Total net revenue	11.47	12.17	12.23	12.29	12.47			12.03	12.63

(a)
Average credit card loans included loans held-for-sale of $976 million, $335 million, $405 million, $315 million and $311 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, and $509 million and $95 million for full year 2014 and 2013, respectively. These amounts are excluded when calculating the net charge-off rate.

(b)
Period-end credit card loans included loans held-for-sale of $3.0 billion, $395 million, $508 million, $304 million and $326 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014, December 31, 2013, respectively. These amounts are excluded when calculating delinquency rates and the allowance for loan losses to period-end loans.

(c)
Excluded student loans insured by U.S. government agencies under the FFELP of $654 million, $640 million, $630 million, $687 million and $737 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(d)
Nonperforming assets excluded student loans insured by U.S. government agencies under the FFELP of $367 million, $354 million, $316 million, $387 million and $428 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, that are 90 or more days past due. These amounts have been excluded from nonaccrual loans based upon the government guarantee.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Investment banking fees	$1,811	$1,542	$1,773	$1,444	$1,671	17%	8%	$6,570	$6,331	4%
Principal transactions (a)	712	2,567	2,782	2,886	(162)	(72)	NM	8,947	9,289	(4)
Lending- and deposit-related fees	425	424	449	444	454	—	(6)	1,742	1,884	(8)
Asset management, administration and commissions	1,181	1,141	1,186	1,179	1,129	4	5	4,687	4,713	(1)
All other income	420	468	341	283	487	(10)	(14)	1,512	1,593	(5)
Noninterest revenue	4,549	6,142	6,531	6,236	3,579	(26)	27	23,458	23,810	(1)
Net interest income	2,837	2,976	2,746	2,616	2,578	(5)	10	11,175	10,976	2
TOTAL NET REVENUE (b)	7,386	9,118	9,277	8,852	6,157	(19)	20	34,633	34,786	—

Provision for credit losses	(59)	(67)	(84)	49	(19)	(12)	211	(161)	(232)	(31)

NONINTEREST EXPENSE
Compensation expense	2,017	2,805	2,757	2,870	2,141	(28)	(6)	10,449	10,835	(4)
Noncompensation expense	3,559	3,230	3,301	2,734	2,751	10	29	12,824	10,909	18
TOTAL NONINTEREST EXPENSE	5,576	6,035	6,058	5,604	4,892	(8)	14	23,273	21,744	7

Income before income tax expense	1,869	3,150	3,303	3,199	1,284	(41)	46	11,521	13,274	(13)
Income tax expense	897	1,463	1,167	1,069	343	(39)	162	4,596	4,387	5
NET INCOME	$972	$1,687	$2,136	$2,130	$941	(42)	3	$6,925	$8,887	(22)

FINANCIAL RATIOS
ROE (c)(d)	5%	10%	13%	13%	6%			10%	15%
Overhead ratio (e)	75	66	65	63	79			67	63
Compensation expense as a percent of total net revenue (f)	27	31	30	32	35			30	31

REVENUE BY BUSINESS
Advisory	$434	$413	$397	$383	$434	5	—	$1,627	$1,315	24
Equity underwriting	327	414	477	353	436	(21)	(25)	1,571	1,499	5
Debt underwriting	1,050	715	899	708	801	47	31	3,372	3,517	(4)
Total investment banking fees	1,811	1,542	1,773	1,444	1,671	17	8	6,570	6,331	4
Treasury Services	1,031	1,054	1,028	1,032	998	(2)	3	4,145	4,171	(1)
Lending	264	199	342	325	393	33	(33)	1,130	1,669	(32)
Total Banking	3,106	2,795	3,143	2,801	3,062	11	1	11,845	12,171	(3)
Fixed Income Markets	2,533	3,743	3,673	3,899	3,281	(32)	(23)	13,848	15,832	(13)
Equity Markets	1,105	1,252	1,189	1,315	883	(12)	25	4,861	4,803	1
Securities Services	1,094	1,088	1,147	1,022	1,031	1	6	4,351	4,100	6
Credit Adjustments & Other (g)	(452)	240	125	(185)	(2,100)	NM	78	(272)	(2,120)	87
Total Markets & Investor Services	4,280	6,323	6,134	6,051	3,095	(32)	38	22,788	22,615	1
TOTAL NET REVENUE	$7,386	$9,118	$9,277	$8,852	$6,157	(19)	20	$34,633	$34,786	—

(a)
Included FVA (effective fourth quarter 2013) and debt valuation adjustments (“DVA”) on OTC derivatives and structured notes, measured at fair value. FVA and DVA gains/(losses) were $(48) million, $373 million, $173 million, $(30) million and $(2.0) billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $468 million and $(1.9) billion for full year 2014 and 2013, respectively.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to affordable housing and alternative energy investments, as well as tax-exempt income from municipal bond investments of $694 million, $611 million, $606 million, $600 million and $681 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $2.5 billion and $2.3 billion for full year 2014 and 2013, respectively.

(c)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

(d)
Return on equity excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 15% for the three months ended December 31, 2013, and 17% for full year 2013. For additional information on this measure, see non-GAAP financial measures on page 36.

(e)
Overhead ratio excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 60% for the three months ended December 31, 2013, and 59% for full year 2013. For additional information on this measure, see non-GAAP financial measures on page 36.

(f)
Compensation expense as a percentage of total net revenue excluding FVA (effective fourth quarter 2013) and DVA, a non-GAAP financial measure, was 26% for the three months ended December 31, 2013, and 30% for full year 2013. For additional information on this measure, see non-GAAP financial measures on page 36.

(g)
Consists primarily of credit valuation adjustments (“CVA”) managed by the credit portfolio group, and FVA (effective fourth quarter 2013) and DVA on OTC derivatives and structured notes. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Assets	$861,819	$874,321	$873,288	$879,992	$843,577	(1)%	2%	$861,819	$843,577	2%
Loans:
Loans retained (a)	96,409	95,608	99,733	96,245	95,627	1	1	96,409	95,627	1
Loans held-for-sale and loans at fair value	5,567	6,724	9,048	8,421	11,913	(17)	(53)	5,567	11,913	(53)
Total loans	101,976	102,332	108,781	104,666	107,540	—	(5)	101,976	107,540	(5)
Equity	61,000	61,000	61,000	61,000	56,500	—	8	61,000	56,500	8

SELECTED BALANCE SHEET DATA (average)
Assets	$867,618	$853,453	$846,142	$851,469	$849,320	2	2	$854,712	$859,071	(1)
Trading assets - debt and equity instruments	326,312	320,380	317,054	306,140	308,374	2	6	317,535	321,585	(1)
Trading assets - derivative receivables	72,543	63,068	59,560	64,087	67,487	15	7	64,833	70,353	(8)
Loans:
Loans retained (a)	95,146	95,373	96,750	95,798	101,901	—	(7)	95,764	104,864	(9)
Loans held-for-sale and loans at fair value	5,428	8,018	8,891	8,086	4,326	(32)	25	7,599	5,158	47
Total loans	100,574	103,391	105,641	103,884	106,227	(3)	(5)	103,363	110,022	(6)

Equity	61,000	61,000	61,000	61,000	56,500	—	8	61,000	56,500	8

Headcount	51,129	51,597	51,729	51,837	52,250	(1)	(2)	51,129	52,250	(2)

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$(4)	$(3)	$(4)	$(1)	$(11)	33	(64)	$(12)	$(78)	(85)
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (a)(b)	110	112	111	75	163	(2)	(33)	110	163	(33)
Nonaccrual loans held-for-sale and loans at fair value	11	119	167	176	180	(91)	(94)	11	180	(94)
Total nonaccrual loans	121	231	278	251	343	(48)	(65)	121	343	(65)

Derivative receivables	275	312	361	392	415	(12)	(34)	275	415	(34)
Assets acquired in loan satisfactions	67	67	106	110	80	—	(16)	67	80	(16)
Total nonperforming assets	463	610	745	753	838	(24)	(45)	463	838	(45)
Allowance for credit losses:
Allowance for loan losses	1,034	1,083	1,112	1,187	1,096	(5)	(6)	1,034	1,096	(6)
Allowance for lending-related commitments	439	445	479	484	525	(1)	(16)	439	525	(16)
Total allowance for credit losses	1,473	1,528	1,591	1,671	1,621	(4)	(9)	1,473	1,621	(9)

Net charge-off/(recovery) rate (a)	(0.02)%	(0.01)%	(0.02)%	—%	(0.04)%			(0.01)%	(0.07)%
Allowance for loan losses to period-end loans retained (a)	1.07	1.13	1.11	1.23	1.15			1.07	1.15
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.82	1.88	1.80	2.18	2.02			1.82	2.02
Allowance for loan losses to nonaccrual loans retained (a)(b)	940	967	1,002	1,583	672			940	672
Nonaccrual loans to total period-end loans	0.12	0.23	0.26	0.24	0.32			0.12	0.32

(a)	Loans retained includes credit portfolio loans, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $18 million, $19 million, $22 million, $13 million and $51 million were held against these nonaccrual loans at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except rankings data and where otherwise noted)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
BUSINESS METRICS
Assets under custody (“AUC”) (period-end) (in billions)	$20,549	$21,245	$21,659	$21,135	$20,485	(3)%	—%	$20,549	$20,485	—%

Client deposits and other third-party liabilities (average)	433,822	419,576	403,268	412,551	421,615	3	3	417,369	383,667	9

Trade finance loans (period-end)	25,713	27,510	28,291	32,491	30,752	(7)	(16)	25,713	30,752	(16)

95% Confidence Level - Total CIB VaR (average)

CIB trading VaR by risk type: (a)
Fixed income	$33	$28	$38	$36	$39	18	(15)	$34	$43	(21)
Foreign exchange	8	8	8	7	7	—	14	8	7	14
Equities	16	14	14	14	13	14	23	15	13	15
Commodities and other	6	7	9	11	15	(14)	(60)	8	14	(43)
Diversification benefit to CIB trading VaR (b)	(30)	(26)	(30)	(32)	(36)	(15)	17	(30)	(34)	12
CIB trading VaR (a)	33	31	39	36	38	6	(13)	35	43	(19)
Credit portfolio VaR (c)	17	10	10	13	11	70	55	13	13	—
Diversification benefit to CIB VaR (b)	(10)	(6)	(6)	(7)	(7)	(67)	(43)	(8)	(9)	11
CIB VaR (a)	$40	$35	$43	$42	$42	14	(5)	$40	$47	(15)

(a)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 144-146 of the 2013 Annual Report and on pages 67-69 of the Firm’s third quarter 2014 Form 10-Q.

(b)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(c)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$239	$241	$252	$246	$253	(1)%	(6)%	$978	$1,033	(5)%
Asset management, administration and commissions	22	21	26	23	26	5	(15)	92	116	(21)
All other income (a)	382	309	299	289	345	24	11	1,279	1,149	11
Noninterest revenue	643	571	577	558	624	13	3	2,349	2,298	2
Net interest income (b)	1,127	1,132	1,154	1,120	1,252	—	(10)	4,533	4,794	(5)
TOTAL NET REVENUE (c)	1,770	1,703	1,731	1,678	1,876	4	(6)	6,882	7,092	(3)

Provision for credit losses	(48)	(79)	(67)	5	43	(39)	NM	(189)	85	NM

NONINTEREST EXPENSE
Compensation expense	303	301	292	307	252	1	20	1,203	1,115	8
Noncompensation expense	363	367	383	379	401	(1)	(9)	1,492	1,495	—
TOTAL NONINTEREST EXPENSE	666	668	675	686	653	—	2	2,695	2,610	3

Income before income tax expense	1,152	1,114	1,123	987	1,180	3	(2)	4,376	4,397	—
Income tax expense	459	443	446	393	469	4	(2)	1,741	1,749	—
NET INCOME	$693	$671	$677	$594	$711	3	(3)	$2,635	$2,648	—

Revenue by product:
Lending (b)	$896	$883	$907	$890	$1,038	1	(14)	$3,576	$3,945	(9)
Treasury services	599	612	627	610	612	(2)	(2)	2,448	2,429	1
Investment banking	206	166	166	146	170	24	21	684	575	19
Other	69	42	31	32	56	64	23	174	143	22
Total Commercial Banking net revenue	$1,770	$1,703	$1,731	$1,678	$1,876	4	(6)	$6,882	$7,092	(3)

Investment banking revenue, gross (d)	$557	$501	$481	$447	$502	11	11	$1,986	$1,676	18

Revenue by client segment:
Middle Market Banking	$705	$699	$724	$710	$758	1	(7)	$2,838	$3,075	(8)
Corporate Client Banking	511	489	483	452	494	4	3	1,935	1,851	5
Commercial Term Lending	313	312	313	314	304	—	3	1,252	1,239	1
Real Estate Banking (b)	120	124	132	119	209	(3)	(43)	495	561	(12)
Other	121	79	79	83	111	53	9	362	366	(1)
Total Commercial Banking net revenue	$1,770	$1,703	$1,731	$1,678	$1,876	4	(6)	$6,882	$7,092	(3)

FINANCIAL RATIOS
ROE (e)	19%	18%	19%	17%	20%			18%	19%
Overhead ratio	38	39	39	41	35			39	37

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)	The fourth quarter of 2013 included proceeds of $98 million from a lending-related workout.

(c)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income from municipal bond activity of $145 million, $108 million, $105 million, $104 million and $129 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $462 million and $407 million for the full year 2014 and 2013, respectively.

(d)	Represents the total revenue from investment banking products sold to CB clients.

(e)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)
	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$195,267	$191,563	$192,523	$191,389	$190,782	2%	2%	$195,267	$190,782	2%
Loans:
Loans retained	147,661	143,490	141,181	138,088	135,750	3	9	147,661	135,750	9
Loans held-for-sale and loans at fair value	845	353	1,094	848	1,388	139	(39)	845	1,388	(39)
Total loans	$148,506	$143,843	$142,275	$138,936	$137,138	3	8	$148,506	$137,138	8
Equity	14,000	14,000	14,000	14,000	13,500	—	4	14,000	13,500	4

Period-end loans by client segment:
Middle Market Banking	$53,635	$53,015	$53,247	$52,496	$52,289	1	3	$53,635	$52,289	3
Corporate Client Banking	22,695	21,138	21,585	20,479	20,925	7	8	22,695	20,925	8
Commercial Term Lending	54,038	52,235	50,986	49,973	48,925	3	10	54,038	48,925	10
Real Estate Banking	13,298	12,818	11,903	11,615	11,024	4	21	13,298	11,024	21
Other	4,840	4,637	4,554	4,373	3,975	4	22	4,840	3,975	22
Total Commercial Banking loans	$148,506	$143,843	$142,275	$138,936	$137,138	3	8	$148,506	$137,138	8

SELECTED BALANCE SHEET DATA (average)
Total assets	$191,664	$190,678	$192,363	$192,748	$189,710	1	1	$191,857	$185,776	3
Loans:
Loans retained	145,184	142,139	139,848	136,651	134,490	2	8	140,982	131,100	8
Loans held-for-sale and loans at fair value	467	649	982	1,039	1,070	(28)	(56)	782	930	(16)
Total loans	$145,651	$142,788	$140,830	$137,690	$135,560	2	7	$141,764	$132,030	7
Client deposits and other third-party liabilities	208,424	204,654	199,979	202,944	205,335	2	2	204,017	198,356	3
Equity	14,000	14,000	14,000	14,000	13,500	—	4	14,000	13,500	4

Average loans by client segment:
Middle Market Banking	$52,557	$52,704	$52,763	$51,742	$51,730	—	2	$52,444	$51,830	1
Corporate Client Banking	22,390	21,752	21,435	20,837	21,012	3	7	21,608	20,918	3
Commercial Term Lending	53,024	51,567	50,451	49,395	48,313	3	10	51,120	45,989	11
Real Estate Banking	12,901	12,268	11,724	11,408	10,675	5	21	12,080	9,582	26
Other	4,779	4,497	4,457	4,308	3,830	6	25	4,512	3,711	22
Total Commercial Banking loans	$145,651	$142,788	$140,830	$137,690	$135,560	2	7	$141,764	$132,030	7

Headcount	7,262	7,253	7,155	6,976	6,848	—	6	7,262	6,848	6

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$28	$5	$(26)	$(14)	$25	460	12	$(7)	$43	NM
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	317	361	429	468	471	(12)	(33)	317	471	(33)
Nonaccrual loans held-for-sale and loans
at fair value	14	14	17	17	43	—	(67)	14	43	(67)
Total nonaccrual loans	331	375	446	485	514	(12)	(36)	331	514	(36)

Assets acquired in loan satisfactions	10	11	12	20	15	(9)	(33)	10	15	(33)
Total nonperforming assets	341	386	458	505	529	(12)	(36)	341	529	(36)
Allowance for credit losses:
Allowance for loan losses	2,466	2,529	2,637	2,690	2,669	(2)	(8)	2,466	2,669	(8)
Allowance for lending-related commitments	165	178	155	141	142	(7)	16	165	142	16
Total allowance for credit losses	2,631	2,707	2,792	2,831	2,811	(3)	(6)	2,631	2,811	(6)

Net charge-off/(recovery) rate (b)	0.08%	0.01%	(0.07)%	(0.04)%	0.07%			—%	0.03%
Allowance for loan losses to period-end loans retained	1.67	1.76	1.87	1.95	1.97			1.67	1.97
Allowance for loan losses to nonaccrual loans retained (a)	778	701	615	575	567			778	567
Nonaccrual loans to total period-end loans	0.22	0.26	0.31	0.35	0.37			0.22	0.37

(a)
Allowance for loan losses of $45 million, $71 million, $75 million, $86 million and $81 million was held against nonaccrual loans retained at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(b)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,419	$2,263	$2,242	$2,100	$2,314	7%	5%	$9,024	$8,232	10%
All other income	149	159	138	118	280	(6)	(47)	564	797	(29)
Noninterest revenue	2,568	2,422	2,380	2,218	2,594	6	(1)	9,588	9,029	6
Net interest income	632	624	602	582	606	1	4	2,440	2,376	3
TOTAL NET REVENUE	3,200	3,046	2,982	2,800	3,200	5	—	12,028	11,405	5

Provision for credit losses	3	9	1	(9)	21	(67)	(86)	4	65	(94)

NONINTEREST EXPENSE
Compensation expense	1,317	1,278	1,231	1,256	1,343	3	(2)	5,082	4,875	4
Noncompensation expense	1,003	803	831	819	902	25	11	3,456	3,141	10
TOTAL NONINTEREST EXPENSE	2,320	2,081	2,062	2,075	2,245	11	3	8,538	8,016	7

Income before income tax expense	877	956	919	734	934	(8)	(6)	3,486	3,324	5
Income tax expense	337	366	350	280	353	(8)	(5)	1,333	1,241	7
NET INCOME	$540	$590	$569	$454	$581	(8)	(7)	$2,153	$2,083	3

REVENUE BY LINE OF BUSINESS
Global Investment Management	$1,740	$1,609	$1,560	$1,418	$1,799	8	(3)	$6,327	$5,951	6
Global Wealth Management	1,460	1,437	1,422	1,382	1,401	2	4	5,701	5,454	5
TOTAL NET REVENUE	$3,200	$3,046	$2,982	$2,800	$3,200	5	—	$12,028	$11,405	5

FINANCIAL RATIOS
ROE (a)	23%	25%	25%	20%	25%			23%	23%
Overhead ratio	73	68	69	74	70			71	70
Pretax margin ratio:
Global Investment Management	31	35	32	26	36			31	32
Global Wealth Management	24	27	29	26	20			27	26
Asset Management	27	31	31	26	29			29	29

Headcount	19,735	19,653	20,322	20,056	20,048	—	(2)	19,735	20,048	(2)

Number of client advisors	2,836	2,873	2,828	2,925	2,962	(1)	(4)	2,836	2,962	(4)

(a)	The calculation of ROE is based on net income adjusted for allocated preferred stock dividends. For further information please see page 2.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$128,701	$130,296	$128,362	$124,478	$122,414	(1)%	5%	$128,701	$122,414	5%
Loans (a)	104,279	102,411	100,907	96,934	95,445	2	9	104,279	95,445	9
Deposits	155,247	150,268	145,655	147,760	146,183	3	6	155,247	146,183	6
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$129,029	$128,477	$125,492	$122,668	$119,041	—	8	$126,440	$113,198	12
Loans	103,336	101,427	98,695	95,661	92,712	2	11	99,805	86,066	16
Deposits	152,022	151,240	147,747	149,432	144,027	1	6	150,121	139,707	7
Equity	9,000	9,000	9,000	9,000	9,000	—	—	9,000	9,000	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$3	$11	$(13)	$5	$4	(73)	(25)	$6	$40	(85)
Nonaccrual loans	218	184	182	204	167	18	31	218	167	31
Allowance for credit losses:
Allowance for loan losses	271	273	276	263	278	(1)	(3)	271	278	(3)
Allowance for lending-related commitments	5	4	5	5	5	25	—	5	5	—
Total allowance for credit losses	276	277	281	268	283	—	(2)	276	283	(2)
Net charge-off/(recovery) rate	0.01%	0.04%	(0.05)%	0.02%	0.02%			0.01%	0.05%
Allowance for loan losses to period-end loans	0.26	0.27	0.27	0.27	0.29			0.26	0.29
Allowance for loan losses to nonaccrual loans	124	148	152	129	166			124	166
Nonaccrual loans to period-end loans	0.21	0.18	0.18	0.21	0.17			0.21	0.17

(a)
Included $22.1 billion, $21.3 billion, $20.4 billion, $19.7 billion and $18.9 billion of prime mortgage loans reported in the Consumer, excluding credit card, loan portfolio at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively. For the same periods, excluded $2.7 billion, $3.0 billion, $3.2 billion, $3.4 billion and $3.7 billion of prime mortgage loans reported in the CIO portfolio within the Corporate/Private Equity segment, respectively.

JPMORGAN CHASE & CO.
ASSET MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Dec 31, 2014
						Change		FULL YEAR
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,			2014 Change
CLIENT ASSETS	2014	2014	2014	2014	2013	2014	2013	2014	2013	2013
Assets by asset class
Liquidity	$461	$440	$435	$444	$451	5%	2%	$461	$451	2%
Fixed income	359	359	367	340	330	—	9	359	330	9
Equity	375	372	390	373	370	1	1	375	370	1
Multi-asset and alternatives	549	540	515	491	447	2	23	549	447	23
TOTAL ASSETS UNDER MANAGEMENT	1,744	1,711	1,707	1,648	1,598	2	9	1,744	1,598	9
Custody/brokerage/administration/deposits	643	633	766	746	745	2	(14)	643	745	(14)
TOTAL CLIENT ASSETS	$2,387	$2,344	$2,473	$2,394	$2,343	2	2	$2,387	$2,343	2

MEMO:
Alternatives client assets (a)	$166	$166	$163	$160	$158	—	5	$166	$158	5

Assets by client segment
Private Banking	$428	$429	$383	$377	$361	—	19	$428	$361	19
Institutional	827	799	798	773	777	4	6	827	777	6
Retail	489	483	526	498	460	1	6	489	460	6
TOTAL ASSETS UNDER MANAGEMENT	$1,744	$1,711	$1,707	$1,648	$1,598	2	9	$1,744	$1,598	9

Private Banking	$1,057	$1,052	$1,012	$992	$977	—	8	$1,057	$977	8
Institutional	835	803	798	773	777	4	7	835	777	7
Retail	495	489	663	629	589	1	(16)	495	589	(16)
TOTAL CLIENT ASSETS	$2,387	$2,344	$2,473	$2,394	$2,343	2	2	$2,387	$2,343	2

Assets under management rollforward
Beginning balance	$1,711	$1,707	$1,648	$1,598	$1,540			$1,598	$1,426
Net asset flows:
Liquidity	27	8	(11)	(6)	7			18	(4)
Fixed income	4	4	20	5	1			33	8
Equity	2	—	—	3	5			5	34
Multi-asset and alternatives	4	12	14	12	10			42	48
Market/performance/other impacts	(4)	(20)	36	36	35			48	86
Ending balance	$1,744	$1,711	$1,707	$1,648	$1,598			$1,744	$1,598

Client assets rollforward
Beginning balance	$2,344	$2,473	$2,394	$2,343	$2,246			$2,343	$2,095
Net asset flows	47	35	21	15	25			118	80
Market/performance/other impacts	(4)	(164)	58	36	72			(74)	168
Ending balance	$2,387	$2,344	$2,473	$2,394	$2,343			$2,387	$2,343

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS									FULL YEAR
							4Q14 Change					2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13		3Q14	4Q13		2014	2013	2013
INCOME STATEMENT
REVENUE
Principal transactions	$509	$310	$28	$350	$54		64%	NM	%	$1,197	$563	113%
Securities gains	28	6	11	26	7		367	300		71	666	(89)
All other income	110	134	312	148	1,894	(c)	(18)	(94)		704	1,864	(62)
Noninterest revenue	647	450	351	524	1,955		44	(67)		1,972	3,093	(36)
Net interest income	(400)	(525)	(510)	(525)	(515)		24	22		(1,960)	(3,115)	37
TOTAL NET REVENUE (a)	247	(75)	(159)	(1)	1,440		NM	(83)		12	(22)	NM

Provision for credit losses	(6)	(8)	(10)	(11)	(13)		25	54		(35)	(28)	(25)

NONINTEREST EXPENSE
Compensation expense	688	820	693	687	551		(16)	25		2,888	2,299	26
Noncompensation expense (b)	1,347	1,468	1,091	683	1,331		(8)	1		4,589	13,208	(65)
Subtotal	2,035	2,288	1,784	1,370	1,882		(11)	8		7,477	15,507	(52)
Net expense allocated to other businesses	(1,599)	(1,579)	(1,604)	(1,536)	(1,441)		(1)	(11)		(6,318)	(5,252)	(20)
TOTAL NONINTEREST EXPENSE	436	709	180	(166)	441		(39)	(1)		1,159	10,255	(89)

Income/(loss) before income tax expense/(benefit)	(183)	(776)	(329)	176	1,012		76	NM		(1,112)	(10,249)	89
Income tax expense/(benefit)	(730)	(871)	(436)	61	415		16	NM		(1,976)	(3,493)	43
NET INCOME/(LOSS)	$547	$95	$107	$115	$597		476	(8)		$864	$(6,756)	NM

MEMO:
TOTAL NET REVENUE
Private Equity	$438	$281	$36	$363	$57		56	NM		$1,118	$589	90
Treasury and Chief Investment Office (“CIO”)	(243)	(365)	(342)	(367)	(337)		33	28		(1,317)	(2,068)	36
Other Corporate	52	9	147	3	1,720		478	(97)		211	1,457	(86)
TOTAL NET REVENUE	$247	$(75)	$(159)	$(1)	$1,440		NM	(83)		$12	$(22)	NM

NET INCOME/(LOSS)
Private Equity	$107	$71	$7	$215	$13		51	NM		$400	$285	40
Treasury and CIO	(205)	(333)	(308)	(319)	(268)		38	24		(1,165)	(1,454)	20
Other Corporate	645	357	408	219	852		81	(24)		1,629	(5,587)	NM
TOTAL NET INCOME/(LOSS)	$547	$95	$107	$115	$597		476	(8)		$864	$(6,756)	NM

TOTAL ASSETS (period-end)	$931,705	$882,792	$878,886	$839,625	$805,987		6	16		$931,705	$805,987	16

Headcount	26,047	25,199	24,298	22,474	20,717		3	26		26,047	20,717	26

(a)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $196 million, $190 million, $180 million, $164 million and $144 million for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $730 million and $480 million for full year 2014 and 2013, respectively.

(b)
Included legal expense of $0.01 billion, $0.5 billion, $0.2 billion and $0.4 billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014 and December 31, 2013, respectively; legal expense for the three months ended March 31, 2014 was not material. Included legal expense of $0.8 billion and $10.2 billion for full year 2014 and 2013, respectively.

(c)	Included a $1.3 billion gain from the sale of Visa shares and a $493 million gain from the sale of One Chase Manhattan Plaza.

JPMORGAN CHASE & CO.
CORPORATE/PRIVATE EQUITY
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SUPPLEMENTAL INFORMATION

TREASURY and CHIEF INVESTMENT OFFICE (“CIO”)
Securities gains	$28	$6	$11	$26	$7	367%	300%	$71	$659	(89)%
Investment securities portfolio (average) (a)	347,480	355,577	348,841	345,147	344,949	(2)	1	349,285	353,712	(1)
Investment securities portfolio (period-end) (b)	343,146	358,516	353,989	345,021	347,562	(4)	(1)	343,146	347,562	(1)
Mortgage loans (average)	2,962	3,183	3,425	3,670	3,980	(7)	(26)	3,308	5,145	(36)
Mortgage loans (period-end)	2,834	3,048	3,295	3,522	3,779	(7)	(25)	2,834	3,779	(25)

PRIVATE EQUITY
Private equity gains/(losses)
Direct investments
Realized gains/(losses)	$262	$(70)	$513	$459	$(116)	NM	NM	$1,164	$(170)	NM
Unrealized gains/(losses) (c)	205	365	(467)	(60)	199	(44)	3	43	734	(94)
Total direct investments	467	295	46	399	83	58	463	1,207	564	114
Third-party fund investments	(12)	28	19	(1)	10	NM	NM	34	137	(75)
Total private equity gains/(losses) (d)	$455	$323	$65	$398	$93	41	389	$1,241	$701	77

Private equity portfolio information
Direct investments
Publicly-held securities
Carrying value	$878	$617	$657	$1,291	$1,035	42	(15)	$878	$1,035	(15)
Cost	583	479	373	612	672	22	(13)	583	672	(13)
Quoted public value	893	617	673	1,334	1,077	45	(17)	893	1,077	(17)
Privately-held direct securities
Carrying value	4,555	4,275	4,541	4,675	5,065	7	(10)	4,555	5,065	(10)
Cost	5,275	5,049	5,756	5,844	6,022	4	(12)	5,275	6,022	(12)
Third-party fund investments (e)
Carrying value	433	496	570	990	1,768	(13)	(76)	433	1,768	(76)
Cost	423	484	605	1,033	1,797	(13)	(76)	423	1,797	(76)
Total private equity portfolio
Carrying value	$5,866	$5,388	$5,768	$6,956	$7,868	9	(25)	$5,866	$7,868	(25)
Cost	6,281	6,012	6,734	7,489	8,491	4	(26)	6,281	8,491	(26)

(a)
Average investment securities included held-to-maturity balances of $49.0 billion, $48.3 billion, $47.5 billion, $43.9 billion and $13.8 billion for the three months ended December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, and $47.2 billion for full year 2014. The held-to-maturity balance for full year 2013 was not material.

(b)
Period-end investment securities included held-to-maturity balances of $49.3 billion, $48.8 billion, $47.8 billion, $47.3 billion and $24.0 billion at December 31,2014, September 30, 2014, June, 30, 2014, March 31, 2014 and December 31, 2013, respectively.

(c)	Unrealized gains/(losses) contain reversals of unrealized gains and losses that were recognized in prior periods and have now been realized.

(d)	Included in principal transactions revenue in the Consolidated statements of income.

(e)
Unfunded commitments to third-party private equity funds were $110 million, $117 million, $130 million, $160 million and $215 million at December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Dec 31, 2014
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2014	2014	2014	2014	2013	2014	2013
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$248,283	$239,892	$238,096	$236,324	$235,394	3%	5%
Loans - PCI	46,696	48,487	50,118	51,606	53,055	(4)	(12)
Total loans retained	294,979	288,379	288,214	287,930	288,449	2	2
Loans held-for-sale	395	481	964	238	614	(18)	(36)
Total consumer, excluding credit card loans	295,374	288,860	289,178	288,168	289,063	2	2

Credit card loans
Loans retained (b)	128,027	126,564	125,621	121,512	127,465	1	—
Loans held-for-sale	3,021	395	508	304	326	NM	NM
Total credit card loans	131,048	126,959	126,129	121,816	127,791	3	3
Total consumer loans	426,422	415,819	415,307	409,984	416,854	3	2

Wholesale loans (c)
Loans retained	324,502	320,361	321,534	311,718	308,263	1	5
Loans held-for-sale and loans at fair value	6,412	7,077	10,142	9,269	13,301	(9)	(52)
Total wholesale loans	330,914	327,438	331,676	320,987	321,564	1	3

Total loans	757,336	743,257	746,983	730,971	738,418	2	3

Derivative receivables	78,975	72,453	62,378	59,272	65,759	9	20
Receivables from customers and other (d)	29,080	29,466	31,732	26,494	26,883	(1)	8
Total credit-related assets	108,055	101,919	94,110	85,766	92,642	6	17

Lending-related commitments
Consumer, excluding credit card	58,153	54,912	56,410	56,541	56,057	6	4
Credit card	525,963	531,301	533,688	535,614	529,383	(1)	(1)
Wholesale	472,056	470,991	451,275	456,531	446,232	—	6
Total lending-related commitments	1,056,172	1,057,204	1,041,373	1,048,686	1,031,672	—	2

Total credit exposure	$1,921,563	$1,902,380	$1,882,466	$1,865,423	$1,862,732	1	3

Memo: Total by category
Consumer exposure (e)	$1,010,646	$1,002,136	$1,005,509	$1,002,295	$1,002,433	1	1
Wholesale exposures (f)	910,917	900,244	876,957	863,128	860,299	1	6
Total credit exposure	$1,921,563	$1,902,380	$1,882,466	$1,865,423	$1,862,732	1	3

Note: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 36.

(a)	Includes loans reported in CCB, and prime mortgage loans reported in the AM business segment and in Corporate/Private Equity.

(b)	Includes accrued interest and fees net of an allowance for the uncollectible portion of accrued interest and fee income.

(c)	Includes loans reported in CIB, CB and AM business segments and Corporate/Private Equity.

(d)
Predominantly includes receivables from customers, which represent margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(e)	Represents total consumer loans and lending-related commitments.

(f)	Represents total wholesale loans and lending-related commitments, derivative receivables and receivables from customers.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2014
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2014	2014	2014	2014	2013	2014	2013
NONPERFORMING ASSETS (a)
Consumer, excluding credit card loans (b)	$6,509	$6,702	$7,070	$7,370	$7,496	(3)%	(13)%
Credit card loans	—	—	—	—	—	—	—
Total consumer nonaccrual loans (c)	6,509	6,702	7,070	7,370	7,496	(3)	(13)

Wholesale nonaccrual loans
Loans retained	599	659	727	753	821	(9)	(27)
Loans held-for-sale and loans at fair value	25	133	184	193	223	(81)	(89)
Total wholesale nonaccrual loans	624	792	911	946	1,044	(21)	(40)

Total nonaccrual loans	7,133	7,494	7,981	8,316	8,540	(5)	(16)

Derivative receivables	275	312	361	392	415	(12)	(34)
Assets acquired in loan satisfactions	559	584	675	765	751	(4)	(26)
Total nonperforming assets	7,967	8,390	9,017	9,473	9,706	(5)	(18)
Wholesale lending-related commitments (d)	103	134	122	95	206	(23)	(50)
Total nonperforming exposure	$8,070	$8,524	$9,139	$9,568	$9,912	(5)	(19)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.94%	1.01%	1.07%	1.14%	1.16%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	2.20	2.32	2.44	2.56	2.59
Total wholesale nonaccrual loans to total
wholesale loans	0.19	0.24	0.27	0.29	0.32

(a)
At December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $7.8 billion, $7.8 billion, $8.1 billion, $7.7 billion and $8.4 billion, respectively, that are 90 or more days past due; (2) student loans insured by U.S. government agencies under the FFELP of $367 million, $354 million, $316 million, $387 million and $428 million, respectively, that are 90 or more days past due; and (3) real estate owned (“REO”) insured by U.S. government agencies of $462 million, $464 million, $528 million, $618 million and $2.0 billion, respectively. These amounts have been excluded based upon the government guarantee. In accordance with new accounting guidance adopted in the third quarter of 2014, effective January 1, 2014, certain REO insured by U.S. government agencies are now being reported in accrued interest and accounts receivable. Adoption of this guidance resulted in the reclassification of $1.6 billion and $1.5 billion of government insured REO from other assets to accrued interest and accounts receivable at June 30, 2014 and March 31, 2014, respectively. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, nonmodified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)	Includes loans held-for-sale of $91 million, $120 million and $163 million at December 31, 2014, September 30, 2014 and June 30, 2014, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions)

	QUARTERLY TRENDS							FULL YEAR
						4Q14 Change				2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14	4Q13	2014	2013	2013
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$14,889	$15,326	$15,847	$16,264	$17,571	(3)%	(15)%	$16,264	$21,936	(26)%
Net charge-offs:
Gross charge-offs	1,513	1,458	1,511	1,632	1,687	4	(10)	6,114	7,467	(18)
Gross recoveries	(295)	(344)	(353)	(363)	(359)	14	18	(1,355)	(1,665)	19
Net charge-offs	1,218	1,114	1,158	1,269	1,328	9	(8)	4,759	5,802	(18)
Write-offs of PCI loans and other (a)	337	87	48	61	53	287	NM	533	53	NM
Provision for loan losses	856	769	682	917	76	11	NM	3,224	188	NM
Other	(5)	(5)	3	(4)	(2)	—	(150)	(11)	(5)	(120)
Ending balance	$14,185	$14,889	$15,326	$15,847	$16,264	(5)	(13)	$14,185	$16,264	(13)

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$637	$648	$638	$705	$677	(2)	(6)	$705	$668	6
Provision for lending-related commitments	(16)	(12)	10	(67)	28	(33)	NM	(85)	37	NM
Other	1	1	—	—	—	—	NM	2	—	NM
Ending balance	$622	$637	$648	$638	$705	(2)	(12)	$622	$705	(12)

Total allowance for credit losses	$14,807	$15,526	$15,974	$16,485	$16,969	(5)	(13)	$14,807	$16,969	(13)

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.45%	0.41%	0.44%	0.52%	0.57%			0.46%	0.66%
Credit card retained loans	2.69	2.52	2.88	2.93	2.86			2.75	3.14
Total consumer retained loans	1.13	1.05	1.17	1.24	1.26			1.15	1.40
Wholesale retained loans	0.03	0.02	(0.06)	0.02	0.03			—	0.01
Total retained loans	0.65	0.60	0.64	0.71	0.73			0.65	0.81
Consumer retained loans, excluding credit card and
PCI loans	0.54	0.50	0.54	0.63	0.70			0.55	0.82
Consumer retained loans, excluding PCI loans	1.28	1.19	1.34	1.42	1.44			1.30	1.62
Total retained, excluding PCI loans	0.70	0.65	0.69	0.77	0.79			0.70	0.87

Memo: Average retained loans
Consumer retained, excluding credit card loans	$291,628	$288,309	$288,341	$288,547	$288,751	1	1	$289,212	$289,294	—
Credit card retained loans	126,375	125,772	123,274	122,946	123,800	—	2	124,604	123,518	1
Total average retained consumer loans	418,003	414,081	411,615	411,493	412,551	1	1	413,816	412,812	—
Wholesale retained loans	321,421	318,207	315,415	309,037	311,090	1	3	316,060	307,340	3
Total average retained loans	$739,424	$732,288	$727,030	$720,530	$723,641	1	2	$729,876	$720,152	1

Consumer retained, excluding credit card and
PCI loans	$244,074	$239,054	$237,484	$236,143	$234,858	2	4	$239,210	$232,784	3
Consumer retained, excluding PCI loans	370,449	364,826	360,758	359,089	358,658	2	3	363,814	356,301	2
Total retained, excluding PCI loans	691,865	683,028	676,168	668,120	669,738	1	3	679,869	663,629	2

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation). During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance and the recorded investment in the Firm’s PCI loan portfolio, primarily reflecting the cumulative effect of interest forgiveness modifications. This adjustment had no impact to the Firm’s Consolidated statements of income.

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Dec 31, 2014
						Change
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Dec 31,
	2014	2014	2014	2014	2013	2014	2013
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$539	$618	$598	$607	$601	(13)%	(10)%
Formula-based	3,186	3,178	3,396	3,443	3,697	—	(14)
PCI (b)	3,325	3,662	3,749	4,097	4,158	(9)	(20)
Total consumer, excluding credit card	7,050	7,458	7,743	8,147	8,456	(5)	(17)
Credit card
Asset-specific (a)(c)	500	500	583	606	971	—	(49)
Formula-based	2,939	3,090	3,011	2,985	2,824	(5)	4
Total credit card	3,439	3,590	3,594	3,591	3,795	(4)	(9)
Total consumer	10,489	11,048	11,337	11,738	12,251	(5)	(14)
Wholesale
Asset-specific (a)	87	124	138	144	181	(30)	(52)
Formula-based	3,609	3,717	3,851	3,965	3,832	(3)	(6)
Total wholesale	3,696	3,841	3,989	4,109	4,013	(4)	(8)
Total allowance for loan losses	14,185	14,889	15,326	15,847	16,264	(5)	(13)
Allowance for lending-related commitments	622	637	648	638	705	(2)	(12)
Total allowance for credit losses	$14,807	$15,526	$15,974	$16,485	$16,969	(5)	(13)

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	2.39%	2.59%	2.69%	2.83%	2.93%
Credit card allowance to total credit card retained loans	2.69	2.84	2.86	2.96	2.98
Wholesale allowance to total wholesale retained loans	1.14	1.20	1.24	1.32	1.30
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (d)	1.29	1.35	1.40	1.51	1.50
Total allowance to total retained loans	1.90	2.02	2.08	2.20	2.25
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	110	113	112	111	113
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (e)	153	156	154	151	150
Wholesale allowance to wholesale retained nonaccrual loans	617	583	549	546	489
Total allowance to total retained nonaccrual loans	202	206	201	195	196

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.50	1.58	1.68	1.71	1.83
Total allowance to total retained loans	1.55	1.63	1.69	1.75	1.80
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (e)	58	58	58	55	57
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (e)	106	105	105	100	100
Total allowance to total retained nonaccrual loans	155	155	152	145	146

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)	During the fourth quarter of 2014, the Firm recorded a $291 million adjustment to reduce the PCI allowance. For further information, see summary of changes in the the allowances on page 34.

(c)
The asset-specific credit card allowance for loan losses is related to loans that have been modified in a TDR; such allowance is calculated based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(d)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(e)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 33.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

The following are several of the non-GAAP financial measures that the Firm uses for various reasons, including: (i) to allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources, (ii) to assess and compare the quality and composition of the Firm’s capital with the capital of other financial services companies, and (iii) more generally, to provide a more meaningful measure of certain metrics that enables comparability with prior periods, as well as with competitors.

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s consolidated results and the results of the lines of business on a “managed” basis. The definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total consolidated net revenue for the Firm (and total net revenue for each of the business segments) on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on consolidated net income/(loss) as reported by the Firm or net income/(loss) as reported by the lines of business.

(b)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(c)
Tangible common equity (“TCE”), ROTCE, and Tangible book value per share (“TBVPS”). TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(d)
Prior to Basel III becoming effective for the Firm on January 1, 2014, Tier 1 common capital and the Tier 1 common ratio under Basel I were non-GAAP financial measures. For additional information on Basel III, including the transitional provisions, see Regulatory capital on pages 73-77 of JPMorgan Chase’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014.

(e)	Corporate & Investment Bank provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:

•
The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

•
Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, and compensation, overhead and return on equity ratios. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods.